UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3175

Jennison Sector Funds, Inc.

(Exact name of registrant as specified in charter)

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Address of principal executive offices)

Marguerite E. H. Morrison

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 11/30/03

Date of reporting period: 11/30/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Utility Fund

Formerly known as Prudential Utility Fund

NOVEMBER 30, 2003	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and several of its former brokers and branch managers in Massachusetts. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged disruptive market timing, and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden mutual funds, and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Utility Fund

Jennison Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund Objective

The investment objective of the Jennison Utility Fund (the Fund) is total return through capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 11/30/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	24.51%	8.48%	111.99%	219.97%

Class B	23.50	4.52	96.80	1,359.83

Class C	23.50	4.52	N/A	98.98

Class Z	24.76	9.77	N/A	80.61

S&P 500 Index[3]	15.08	–2.34	174.57	***

S&P Utility TR Index[4]	23.13	–15.23	47.53	****

Lipper Utility Funds Avg.[5]	16.73	–4.15	84.21	*****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	24.68%	1.64%	7.78%	8.80%

Class B	25.20	1.76	7.52	13.03

Class C	27.91	1.70	N/A	8.17

Class Z	31.50	2.94	N/A	8.72

S&P 500 Index[3]	28.67	–0.57	11.06	***

S&P Utility TR Index[4]	26.26	–2.57	4.51	****

Lipper Utility Funds Avg.[5]	22.68	–1.05	6.60	*****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96. 3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. 4The Standard & Poor’s 500 Utility Total Return Index (S&P Utility TR

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Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies. 5The Lipper Utility Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Utility Funds category for the periods noted. Funds in the Lipper Average invest primarily in utility shares. Investors cannot invest directly in an index. The returns for the S&P 500 Index and the S&P Utility TR Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 11/30/03 are 335.14% for Class A, 1,453.90% for Class B, 171.87% for Class C, and 86.56% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/03 are 11.55% for Class A, 13.28% for Class B, 11.81% for Class C, and 8.99% for Class Z. ****S&P Utility TR Index Closest Month-End to Inception cumulative total returns as of 11/30/03 are 128.50% for Class A; 135.77% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception); 66.85% for Class C; and 25.94% for Class Z. S&P Utility TR Index Closest Month-End to Inception average annual total returns as of 12/31/03 are 6.61% for Class A; 6.69% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception); 6.32% for Class C; and 3.85% for Class Z. *****Lipper Average Closest Month-End to Inception cumulative total returns as of 11/30/03 are 179.42% for Class A, 960.42% for Class B, 92.85% for Class C, and 52.17% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/03 are 8.06% for Class A, 11.36% for Class B, 7.79% for Class C, and 6.18% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/03
Sempra Energy, Gas Utilities	2.9%

Equitable Resources, Inc., Multi-Utilities	2.8

SBC Communications Inc., Diversified Telecommunication Services	2.8

Questar Corp., Multi-Utilities	2.7

Energy East Corp., Multi-Utilities	2.5

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/03
Electric Utilities	28.6%

Multi-Utilities	20.7

Diversified Telecommunication Services	15.5

Gas Utilities	10.0

Oil & Gas	8.7

Industry	weightings are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Overview

We are pleased to report a year of very strong double-digit returns for the Fund. We not only outperformed our peer group as measured by the Lipper Utility Average, but during a period when the average utility stock performed roughly in line with the S&P 500 Index, we were able to outperform both the S&P 500 and the S&P Utility Indexes.

This year we found opportunity in the wreckage of the 2002 energy merchant industry implosion. In 1999 and 2000, as our long-term shareholders will remember, our independent power providers (IPPs) and energy merchants were strong drivers of the Fund’s performance, but the dramatic change in their fundamentals led us to sell our positions in early 2002. The stocks had declined markedly by the first quarter of 2003 when, after a significant amount of research and meetings with several key companies, we rebuilt positions in carefully selected companies. We missed the absolute bottom in prices for these companies, but our analysis showed that the upside was substantial, and that the companies were in a better position to survive than they had been just two to three months previously. In fact, companies such as Reliant Resources, Inc., Dynegy, Inc., and Allegheny Energy, Inc. were able to strike restructuring deals with their lenders soon after our purchases, and the stocks performed very well.

In 2003, a lot of publicity was given to the fact that stocks viewed as distressed and low-priced far outperformed the market. Many have felt that this was indicative of speculation returning to the marketplace. We viewed it differently. We felt some companies, misunderstood by the market as distressed, had stock prices that did not reflect their asset values and/or ongoing businesses. Many of the IPPs and energy merchants mentioned above met our criteria, but the list extended into the utility and wireless areas.

While we took advantage of these unique opportunities in 2003, we also continued with our historical core strategies: exposure to secular rising energy prices and finding undervalued “plain vanilla” utilities. Currently we remain confident in our long-term thesis that a structural imbalance (falling supply and increasing demand) exists in the North American natural gas markets. Although we are always alert to new opportunities, we believe that adherence to these core strategies will continue to be the key to our success in the future.

Turnaround utilities

During the past year, we were able to find success in “turnaround” utility stories. While each specific situation was different, the unifying theme was “diversification gone wrong.” Companies, such as TXU Corp. and Public Service Enterprise Group

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Incorporated, have issued equity during the past 18 months to address balance sheet problems. Furthermore, the companies have focused on their core utility and in-region generation strategies, and as managements executed their “back-to-basics” plans, shareholders benefited. PG&E Corporation, another major “turnaround” stock, was also a very strong performer for most of 2003 with the announcement of agreement on a Chapter 11 plan of reorganization between the company and the California Public Utility Commission (CPUC) staff. We anticipate approvals of all relevant parties in the near future, thus allowing the company to emerge from bankruptcy protection in 2004.

Natural gas

For several years, we have worked with the investment thesis that the U.S. natural gas supply/demand equation is becoming unbalanced as supply is not able to keep up with demand. We believe this situation will lead to higher long-term natural gas prices, as well as a stronger demand for natural gas infrastructure services. Natural gas utilities—those that distribute natural gas to businesses and consumers—generally benefit from rising energy prices to the extent they are caused by rising demand for natural gas. In addition, some natural gas utilities have exploration and production subsidiaries (Questar Corporation, Equitable Resources, Inc., and Dominion Resources, Inc., see Comments on Largest Holdings for the first two), and are then able to directly benefit from natural gas price surges. These companies have also been among our top performers during the year.

Wireless telecom was strong

Our holdings in the smaller-capitalization, specialized wireless companies, such as Western Wireless Corporation and Millicom International Cellular S.A., performed spectacularly. Western Wireless is a rural U.S. cellular carrier that began the year with an over-leveraged balance sheet, which, after much analysis, we felt was being valued too pessimistically. During the year, Western Wireless sold some international assets and also used its strong cash flows to resolve the balance sheet issues. The stock price responded positively. One of our long-time holdings—Millicom International Cellular, an emerging markets carrier—is a similar story. Despite Millicom’s “near-death” experience, it continued to meet its earnings estimates, report improving operating metrics, and significantly clean up its balance sheet. America Movil, S.A. de C.U. (the number one Mexican wireless provider), which is currently building a footprint in Latin America, also showed similar significant improvements. We were attracted to the stock, which had suffered with other emerging telecom companies, because of its reasonable valuation (rare for wireless stocks), its strong earnings and free cash flow, and its strong growth (because of its Latin America exposure).

Jennison Sector Funds, Inc./Jennison Utility Fund	5

RBOCs lagged

The Regional Bell Operating Companies (RBOCs) struggled during the year, their stock prices unable to gain momentum. The major RBOCs (Verizon Communications, Inc., BellSouth Corporation, and SBC Communications Inc., see Comments on Largest Holdings) experienced higher-than-expected pension costs, and business demand did not materialize as expected. Despite its poor performance, we believe the telecom industry remains one of long-term unit growth. The excessive leverage and over-investment in redundant facilities that led to the bankruptcy of most of the emerging telecom industry, including WorldCom, Inc., presents an opportunity for the survivors, like the RBOCs, which have strong balance sheets and good cash flow generation potential. Our expectations for these stocks are positive but modest: low, single-digit revenue growth leading to higher earnings growth, given the operating leverage in the business.

Mirant’s surprise bankruptcy

During the summer, Mirant Corporation’s bankruptcy declaration stunned the energy merchants and the investment community, pulling down the Fund’s performance. We, like the market, were shocked by the news that the company and its lenders could not reach an agreement, as that outcome would have been better for all parties. Mitigating this bad news, however, was the fact that Mirant was part of a package of energy merchant stocks that had done very well for us during the course of the year following our re-entry into selected names during the first quarter. Although Mirant was a disappointment, its failure did not outweigh the significant benefits from our successful strategy in going back to the energy merchants, which we described earlier in the letter.

Fund outlook

The August 14 East Coast blackout brought a lot of negative attention to the utility industry in general. While FirstEnergy Corp. was widely blamed, the industry believes that the blackout had multiple sources, many of which are still not understood. Although we do not want to minimize the concerns resulting from the actual event, we also believe it is important that the blackout be constructively viewed as an indicator of the need for additional energy infrastructure spending. We believe the state regulators desire higher reliability and will be working with the utilities to set appropriate returns on infrastructure projects, inducing the companies to invest. We expect that a more cooperative regulatory atmosphere will have the desired effect on the utilities, and that these projects should be the avenue to future earnings growth.

Relatively recently, many utility companies have squandered shareholder capital in unregulated investments that they’ve had to write off. It appears that these companies have realized the errors of their ways and are indicating that their focus is now on the

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generation of modest earnings growth rates to support their current dividends, and on increasing these dividends in line with earnings growth. In a world of more modest returns, we believe investors will increasingly appreciate the certainty of dividend yields, especially since the president’s dividend tax cut allows them to keep more of it. With market-leading yields, we believe utilities should become one of the equity sectors of choice, and should occupy a place in a well-diversified portfolio.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Utility Fund	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/03.

2.9%	Sempra Energy/Gas Utilities

Sempra Energy is an energy services company with international operations, including those in the United States, Canada, Mexico, and Latin America. The company provides natural gas and electricity services.

2.8%	Equitable Resources, Inc./Multi-Utilities

Equitable Resources is an energy company. It produces, distributes, and transports natural gas through its pipeline distribution system.

2.8%	SBC Communications Inc./Diversified Telecommunication Services

SBC Communications is one of the Regional Bell Operating Companies (RBOCs). The company also provides international services in addition to those in the United States.

2.7%	Questar Corp./Multi-Utilities

Questar is an integrated energy services company. Among other things, the company produces energy, trades wholesale quantities of electricity and natural gas, and stores and transports natural gas.

2.5%	Energy East Corp./Multi-Utilities

Energy East is a regional energy services company in the northeast United States. Energy East provides electricity, natural gas, and liquid petroleum natural gas.

Holdings are subject to change.

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Portfolio of Investments

as of November 30, 2003

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS

Construction & Engineering 0.2%

413,300	Shaw Group, Inc.(a)(b)	$5,381,166

Diversified Telecommunication Services 15.5%

1,243,000	AT&T Corp.(b)	24,648,690
2,111,200	BellSouth Corp.(b)	54,954,536
1,477,600	CenturyTel, Inc.	48,317,520
2,368,900	Chunghwa Telecom Co. Ltd., ADR (Taiwan)	34,799,141
1,985,100	Deutsche Telekom AG (Germany)	32,956,624
1,259,000	France Telecom SA (France)	32,447,014
3,045,350	SBC Communications, Inc.(b)	70,895,748
9,159,586	Telecom Italia SpA (Italy)	26,515,727
1,905,838	Verizon Communications, Inc.	62,454,311

		387,989,311

Electric Utilities 28.6%

1,172,700	Alliant Energy Corp.(b)	28,672,515
432,100	American Electric Power Co., Inc.	11,964,849
12,435,500	British Energy PLC (United Kingdom)	1,047,973
815,385	Cinergy Corp.(b)	29,802,322
1,526,300	Cleco Corp.	27,137,614
801,700	Dominion Resources, Inc.	48,318,459
1,786,400	DPL, Inc.	34,548,976
1,872,900	Endesa SA, ADR (Spain)	30,827,934
1,034,700	Entergy Corp.	54,694,242
745,700	Exelon Corp.	46,099,174
1,767,879	FirstEnergy Corp.(b)	61,257,007
411,700	FPL Group, Inc.	26,163,535
2,102,000	PG&E Corp.(a)(b)	52,802,240
1,381,300	Pinnacle West Capital Corp.	54,381,781
1,643,700	PNM Resources, Inc.(b)	46,040,037
1,319,500	PPL Corp.(b)	53,941,160
240,000	Public Power Corp. (Greece)	5,448,811
550,000	Puget Energy, Inc.	12,787,500
4,010,600	Scottish Power PLC (United Kingdom)	24,796,984
2,157,100	TXU Corp.(b)	47,758,194
611,500	Wisconsin Energy Corp.(b)	19,996,050

		718,487,357

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	9

Portfolio of Investments

as of November 30, 2003 Cont’d

Shares	Description	Value (Note 1)

Energy Equipment & Services 2.5%

553,300	BJ Services Co.(a)(b)	$17,644,737
880,185	OPTI Canada, Inc., Class C (Canada)(a)(d)	10,326,042
509,600	Smith International, Inc.(a)(b)	19,130,384
482,700	Weatherford International Ltd.(a)	15,822,906

		62,924,069

Gas Utilities 10.0%

1,026,600	AGL Resources, Inc.	29,155,440
1,424,692	KeySpan Corp.(b)	50,191,899
984,275	Kinder Morgan, Inc.	53,642,988
1,716,636	NiSource, Inc.(b)	35,620,197
2,599,400	Sempra Energy(b)	73,615,008
371,400	WGL Holdings, Inc.	9,927,522

		252,153,054

Metals & Mining 3.2%

1,247,300	Arch Coal, Inc.(b)	33,040,977
1,580,000	CONSOL Energy, Inc.(d)	31,224,750
467,000	Peabody Energy Corp.	15,737,900

		80,003,627

Multi-Utilities 20.7%

7,565,900	Aquila, Inc.(a)	27,085,922
1,585,900	Constellation Energy Group, Inc.(b)	59,693,276
3,456,700	Dynegy, Inc. Class A(a)(b)	13,826,800
2,737,100	Energy East Corp.	62,980,671
1,734,300	Equitable Resources, Inc.	71,453,160
2,278,600	ONEOK, Inc.(b)	45,139,066
892,900	Public Service Enterprise Group, Inc.(b)	36,626,758
1,989,800	Questar Corp.	67,891,976
6,925,000	Reliant Resources, Inc.(a)(b)	45,428,000
1,042,300	RWE AG (Germany)	33,608,998
353,500	SCANA Corp.(b)	11,870,530
1,234,200	Vectren Corp.	29,645,484
1,495,100	Williams Cos., Inc.	14,024,038

		519,274,679

Oil & Gas 8.7%

342,550	Apache Corp.	24,595,090
449,700	Eni SpA, ADR (Italy)(b)	38,368,404
582,700	Kerr-McGee Corp.	24,467,573
30,100	Nexen, Inc. (Canada)	917,147
1,366,700	Pioneer Natural Resources Co.(a)	38,759,612

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

2,247,700	Suncor Energy, Inc. (Canada)	$49,574,243
966,400	Western Gas Resources, Inc.	42,811,520

		219,493,589

Wireless Telecommunication Services 6.9%

1,465,100	America Movil SA de CV, ADR (Mexico), Ser. L	37,565,164
485,299	Millicom International Cellular SA (Luxemburg)(a)(b)	38,823,920
26,617,500	mm02 PLC (United Kingdom)(a)	34,448,029
1,972,200	Vodafone Group PLC, ADR (United Kingdom)	46,050,870
879,900	Western Wireless Corp., Class A(a)(b)	16,427,733

		173,315,716
	Total long-term investments (cost $1,825,781,021)	2,419,022,568

SHORT-TERM INVESTMENT 17.9%

Mutual Fund

	Dryden Core Investment Fund - Taxable Money Market Series(c)
448,504,565	(cost $448,504,565; Note 3)	448,504,565

	Total Investments 114.2% (cost $2,274,285,586; Note 5)	2,867,527,133
	Liabilities in excess of other assets (14.2%)	(356,016,194)

	Net Assets 100%	$2,511,510,939

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan, see Note 4.
(d)	Fair-valued security, see Note 1.

ADR—American Depository Receipt.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	11

Statement of Assets and Liabilities

as of November 30, 2003

Assets

Investments, at value including securities on loan of $389,532,368 (cost $2,274,285,586)	$2,867,527,133
Cash	2,425,600
Foreign currency, at value (cost $20,000,000)	20,201,554
Receivable for investments sold	28,041,637
Dividends receivable	5,384,139
Foreign tax reclaim receivable	430,613
Receivable for Fund shares sold	378,390
Prepaid expenses	83,248

Total assets	2,924,472,314

Liabilities

Payable to broker for collateral for securities on loan (Note 4)	402,515,720
Payable for investments purchased	4,585,563
Payable for Fund shares reacquired	3,275,963
Accrued expenses	967,365
Management fee payable	903,607
Distribution fee payable	690,283
Deferred Directors' fees	22,874

Total liabilities	412,961,375

Net Assets	$2,511,510,939

Net assets were comprised of:
Common stock, at par	$2,937,632
Paid-in capital in excess of par	2,376,363,935

2,379,301,567
Undistributed net investment income	13,037,014
Accumulated net realized loss on investments	(474,272,455)
Net unrealized appreciation on investments and foreign currencies	593,444,813

Net assets, November 30, 2003	$2,511,510,939

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($2,150,445,042 ÷ 251,485,172 shares of common stock issued and outstanding)	$8.55
Maximum sales charge (5% of offering price)	0.45

Maximum offering price to public	$9.00

Class B

Net asset value, offering price and redemption price per share ($286,171,535 ÷ 33,520,145 shares of common stock issued and outstanding)	$8.54

Class C

Net asset value and redemption price per share ($32,838,962 ÷ 3,846,520 shares of common stock issued and outstanding)	$8.54
Sales charge (1% of offering price)	0.09

Offering price to public	$8.63

Class Z

Net asset value, offering price and redemption price per share ($42,055,400 ÷ 4,911,370 shares of common stock issued and outstanding)	$8.56

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	13

Statement of Operations

Year Ended November 30, 2003

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $1,268,345)	$72,148,544
Interest	1,311,789
Income from securities loaned, net	1,120,505

Total income	74,580,838

Expenses
Management fee	10,564,410
Distribution fee—Class A	4,972,217
Distribution fee—Class B	2,785,033
Distribution fee—Class C	315,689
Transfer agent's fees and expenses	3,639,000
Reports to shareholders	694,000
Custodian's fees and expenses	362,000
Registration fees	68,000
Insurance	49,000
Legal fees and expenses	41,000
Audit fee	34,500
Directors’ fees	34,000
Miscellaneous	35,013

Total expenses	23,593,862

Net investment income	50,986,976

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions

Net realized loss on:
Investment transactions	(4,989,662)
Foreign currency transactions	(260,894)

(5,250,556)

Net change in unrealized appreciation on:
Investments	466,880,436
Foreign currencies	202,369

467,082,805

Net gain on investments	461,832,249

Net Increase In Net Assets Resulting From Operations	$512,819,225

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income	$50,986,976	$56,151,746
Net realized loss on investment and foreign currency transactions	(5,250,556)	(360,562,051)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	467,082,805	(518,908,700)

Net increase (decrease) in net assets resulting from operations	512,819,225	(823,319,005)

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(43,301,770)	(51,570,448)
Class B	(4,174,069)	(5,188,560)
Class C	(472,858)	(523,965)
Class Z	(979,250)	(1,240,114)

	(48,927,947)	(58,523,087)

Distributions from net realized gains
Class A	—	(4,822,335)
Class B	—	(848,201)
Class C	—	(78,406)
Class Z	—	(103,263)

	—	(5,852,205)

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	82,464,771	139,097,306
Net asset value of shares issued in reinvestment of dividends and distributions	44,326,525	58,591,663
Cost of shares reacquired	(370,817,420)	(632,038,806)

Net decrease in net assets from Fund share transactions	(244,026,124)	(434,349,837)

Total increase (decrease)	219,865,154	(1,322,044,134)

Net Assets

Beginning of year	2,291,645,785	3,613,689,919

End of year(a)	$2,511,510,939	$2,291,645,785

(a) Includes undistributed net investment income of:	$13,037,014	$10,936,915

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	15

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), formerly known as Prudential Sector Funds, Inc., is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, formerly known as Prudential Financial Services Fund, Jennison Technology Fund, formerly known as Prudential Technology Fund, Jennison Health Sciences Fund, formerly known as Prudential Health Sciences Fund, and Jennison Utility Fund (the “Fund”), formerly known as Prudential Utility Fund. These financial statements relate to Jennison Utility Fund. The financial statements of the other portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. Under normal circumstance, the Fund intends to invest at least 80% of its investable assets in such securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the

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last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and

Jennison Sector Funds, Inc./Jennison Utility Fund	17

Notes to Financial Statements

Cont’d

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are

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allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of receivable amounts, at the time the related income is earned.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C

Jennison Sector Funds, Inc./Jennison Utility Fund	19

Notes to Financial Statements

Cont’d

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2003, PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $311,500 and $22,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2003, it received approximately $479,100 and $12,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2003.

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Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the year ended November 30, 2003, the Fund incurred fees of approximately $2,595,700 for the services of PMFS. As of November 30, 2003, approximately $203,400 of such fees were due to PMFS. Transfers agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $225,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, were approximately $200,400 for the year ended November 30, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of November 30, 2003, approximately $15,400 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PSI was the securities lending agent for the Fund. Effective July 1, 2003, Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, became the Fund’s securities lending agent. For the year ended November 30, 2003, PSI and PIM have been compensated approximately $273,400 and $100,100 for these services, respectively.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2003, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $546,900 and $1,120,500, respectively.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2003, were $809,831,620 and $1,085,541,753, respectively.

Jennison Sector Funds, Inc./Jennison Utility Fund	21

Notes to Financial Statements

Cont’d

As of November 30, 2003, the Fund had securities on loan with an aggregate market value of $389,532,368. The Fund received $402,515,720 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended November 30, 2003, the adjustments were to increase accumulated net realized loss and increase undistributed net investment income by $41,070, due to the difference in the treatment of market premium for financial and tax reporting purposes, differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$2,294,459,021	$675,115,231	$102,047,119	$573,068,112

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

The adjusted net unrealized appreciation on a tax basis was $573,271,378, which included other tax basis adjustments of $203,266 that were primarily attributable to appreciation of foreign currency and to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $48,927,947 of ordinary income for the year ended November 30, 2003 and $58,523,087 of ordinary income and $5,852,205 of long-term capital gains for the year ended November 30, 2002.

As of November 30, 2003, the accumulated undistributed earnings on a tax basis was $13,053,195. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

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For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2003 of approximately $454,099,000, of which $423,869,100 expires in 2010 and $8,235,800 expires in 2011. The remaining amount resulted from when the Fund acquired a capital loss carryforward and built in realized losses from the merger with Prudential Global Utility Fund in the amount of $7,066,900 (expiring 2008) and $14,927,200 (expiring 2009), respectively, which will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. The Fund elected to treat net post-October foreign currency losses of approximately $16,200 incurred in the one month period ended November 30, 2003 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

As of November 30, 2003, Prudential owned 25 Class A shares of the Fund.

Jennison Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2003:
Shares sold	5,128,126	$38,810,704
Shares issued in reinvestment of distributions	5,284,409	39,081,586
Shares reaquired	(38,185,432)	(286,439,273)

Net increase (decrease) in shares outstanding before conversion	(27,772,897)	(208,546,983)
Shares issued upon conversion from Class B	5,256,289	39,291,359

Net increase (decrease) in shares outstanding	(22,516,608)	$(169,255,624)

Year ended November 30, 2002:
Shares sold	7,316,334	$59,089,461
Shares issued in reinvestment of distributions	6,256,189	51,087,455
Shares reaquired	(60,913,284)	(481,594,799)

Net increase (decrease) in shares outstanding before conversion	(47,340,761)	(371,417,883)
Shares issued upon conversion from Class B	6,339,660	54,168,079

Net increase (decrease) in shares outstanding	(41,001,101)	$(317,249,804)

Class B
Year ended November 30, 2003:
Shares sold	3,138,231	$23,731,340
Shares issued in reinvestment of distributions	527,659	3,880,472
Shares reacquired	(6,794,613)	(50,373,804)

Net increase (decrease) in shares outstanding before conversion	(3,128,723)	(22,761,992)
Shares reacquired upon conversion into Class A	(5,263,005)	(39,291,359)

Net increase (decrease) in shares outstanding	(8,391,728)	$(62,053,351)

Year ended November 30, 2002:
Shares sold	5,464,851	$45,715,256
Shares reacquired in reinvestment of distributions	687,306	5,636,426
Shares reacquired	(13,299,051)	(103,772,338)

Net increase (decrease) in shares outstanding before conversion	(7,146,894)	(52,420,656)
Shares reacquired upon conversion into Class A	(6,349,680)	(54,168,079)

Net increase (decrease) in shares outstanding	(13,496,574)	$(106,588,735)

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Class C	Shares	Amount
Year ended November 30, 2003:
Shares sold	604,837	$4,625,910
Shares issued in reinvestment of distributions	58,494	431,360
Shares reacquired	(1,331,366)	(10,036,604)

Net increase (decrease) in shares outstanding	(668,035)	$(4,979,334)

Year ended November 30, 2002:
Shares sold	1,238,897	$10,252,630
Shares issued in reinvestment of distributions	68,848	559,925
Shares reacquired	(1,914,947)	(14,853,195)

Net increase (decrease) in shares outstanding	(607,202)	$(4,040,640)

Class Z
Year ended November 30, 2003:
Shares sold	2,032,370	$15,296,817
Shares issued in reinvestment of distributions	126,487	933,107
Shares reacquired	(3,161,247)	(23,967,739)

Net increase (decrease) in shares outstanding	(1,002,390)	$(7,737,815)

Year ended November 30, 2002:
Shares sold	2,931,853	$24,039,959
Shares issued in reinvestment of distributions	159,285	1,307,857
Shares reacquired	(3,922,898)	(31,818,474)

Net increase (decrease) in shares outstanding	(831,760)	$(6,470,658)

Jennison Sector Funds, Inc./Jennison Utility Fund	25

Financial Highlights

Class A

Year Ended November 30, 2003

Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$7.02

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52

Total from investment operations	1.69

Less distributions
Dividends from net investment income	(.16)
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total distributions	(.16)

Net asset value, end of period	$8.55

Total Return(a):	24.51%
Ratios/Supplemental Data:
Net assets, end of period (000,000)	$2,150
Average net assets (000,000)	$1,989
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(d)	.91%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	2.27%
For Class A, B, C and Z shares:
Portfolio turnover rate	35%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Not annualized.
(f)	Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A

Year Ended November 30,			Eleven Months Ended November 30, 1999		Year Ended December 31, 1998

2002(f)	2001	2000

$9.46	$13.74	$11.02	$12.06		$12.33

.17	.20	.29	.27		.30
(2.42)	(1.92)	2.85	.14		.69

(2.25)	(1.72)	3.14	.41		.99

(.17)	(.23)	(.21)	(.27)		(.32)
—	—	—	(.03)		—
(.02)	(2.33)	(.21)	(1.15)		(.94)

(.19)	(2.56)	(.42)	(1.45)		(1.26)

$7.02	$9.46	$13.74	$11.02		$12.06

(23.99)%	(15.24)%	28.85%	3.64%		7.98%

$1,924	$2,978	$3,348	$2,440		$2,741
$2,428	$3,518	$3,011	$2,691		$2,652

.87%	.80%	.79%	.78	%(c)	.78%
.62%	.55%	.54%	.53	%(c)	.53%
2.03%	1.69%	2.30%	2.45	%(c)	2.43%

52%	40%	31%	19	%(e)	17%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	27

Financial Highlights

Cont’d

Class B

Year Ended November 30, 2003

Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$7.02

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52

Total from investment operations	1.63

Less distributions
Dividends from net investment income	(.11)
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total distributions	(.11)

Net asset value, end of period	$8.54

Total Return(a):	23.50%
Ratios/Supplemental Data:
Net assets, end of period (000,000)	$286
Average net assets (000,000)	$279
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	1.52%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Annualized.
(d)	Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B

Year Ended November 30,			Eleven Months Ended November 30, 1999		Year Ended December 31, 1998

2002(d)	2001	2000

$9.44	$13.71	$11.02	$12.05		$12.32

.10	.11	.21	.19		.21
(2.40)	(1.91)	2.83	.13		.69

(2.30)	(1.80)	3.04	.32		.90

(.10)	(.14)	(.14)	(.19)		(.23)
—	—	—	(.01)		—
(.02)	(2.33)	(.21)	(1.15)		(.94)

(.12)	(2.47)	(.35)	(1.35)		(1.17)

$7.02	$9.44	$13.71	$11.02		$12.05

(24.44)%	(15.89)%	27.81%	2.98%		7.18%

$294	$523	$917	$1,306		$1,990
$402	$687	$1,123	$1,691		$2,120

1.62%	1.55%	1.54%	1.53	%(c)	1.53%
.62%	.55%	.54%	.53	%(c)	.53%
1.27%	.95%	1.63%	1.71	%(c)	1.67%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	29

Financial Highlights

Cont’d

Class C

Year Ended November 30, 2003

Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$7.02

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52

Total from investment operations	1.63

Less distributions
Dividends from net investment income	(.11)
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total distributions	(.11)

Net asset value, end of period	$8.54

Total Return(a):	23.50%
Ratios/Supplemental Data:
Net assets, end of period (000)	$32,839
Average net assets (000)	$31,569
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	1.53%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Annualized.
(d)	Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 20, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C

Year Ended November 30,			Eleven Months Ended November 30, 1999		Year Ended December 31, 1998

2002(d)	2001	2000

$9.44	$13.71	$11.02	$12.05		$12.32

.11	.11	.19	.19		.21
(2.41)	(1.91)	2.85	.13		.69

(2.30)	(1.80)	3.04	.32		.90

(.10)	(.14)	(.14)	(.19)		(.23)
—	—	—	(.01)		—
(.02)	(2.33)	(.21)	(1.15)		(.94)

(.12)	(2.47)	(.35)	(1.35)		(1.17)

$7.02	$9.44	$13.71	$11.02		$12.05

(24.44)%	(15.89)%	27.81%	2.98%		7.18%

$31,675	$48,344	$35,725	$20,550		$27,072
$40,759	$46,369	$24,061	$24,448		$20,309

1.62%	1.55%	1.54%	1.53	%(c)	1.53%
.62%	.55%	.54%	.53	%(c)	.53%
1.29%	.97%	1.54%	1.71	%(c)	1.71%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	31

Financial Highlights

Cont’d

Class Z

Year Ended November 30, 2003

Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$7.03

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.52

Total from investment operations	1.71

Less distributions
Dividends from net investment income	(.18)
Distributions in excess of net investment income	—
Distributions from net realized gains	—

Total distributions	(.18)

Net asset value, end of period	$8.56

Total Return(a):	24.76%
Ratios/Supplemental Data:
Net assets, end of period (000)	$42,055
Average net assets (000)	$40,872
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	2.53%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Annualized.
(d)	Effective December 1, 2001, the Jennison Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z

Year Ended November 30,			Eleven Months Ended November 30, 1999		Year Ended December 31, 1998

2002(d)	2001	2000

$9.47	$13.76	$11.02	$12.07		$12.34

.19	.23	.31	.30		.34
(2.42)	(1.93)	2.87	.13		.69

(2.23)	(1.70)	3.18	.43		1.03

(.19)	(.26)	(.23)	(.30)		(.36)
—	—	—	(.03)		—
(.02)	(2.33)	(.21)	(1.15)		(.94)

(.21)	(2.59)	(.44)	(1.48)		(1.30)

$7.03	$9.47	$13.76	$11.02		$12.07

(23.76)%	(15.06)%	29.13%	3.91%		8.24%

$41,582	$63,867	$66,422	$35,201		$46,642
$52,230	$69,628	$48,486	$42,002		$46,093

.62%	.55%	.54%	.53	%(c)	.53%
.62%	.55%	.54%	.53	%(c)	.53%
2.28%	1.95%	2.51%	2.70	%(c)	2.68%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	33

Report of Independent Auditors

To the Shareholders and Board of Directors of Jennison Sector Funds, Inc.—

Jennison Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Sector Funds, Inc.—Jennison Utility Fund formerly Prudential Sector Funds, Inc.—Prudential Utility Fund, (the “Fund”) at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York January 20, 2004

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Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2003) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2003.

During the fiscal year ended November 30, 2003, the Fund paid distributions of $0.16 per Class A share, $0.11 per Class B share, $0.11 per Class C share and $0.18 per Class Z share represent dividends from ordinary income. Further, we wish to advise you that all of the ordinary income dividends paid in the fiscal year ended November 30, 2003, qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Jennison Sector Funds, Inc./Jennison Utility Fund	35

Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on July 17, 2003. The meeting was held for the following purpose:

1. To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn*
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	154,794,839	—	4,193,128	—
Robert E. La Blanc	154,766,567	—	4,221,400	—
Robert F. Gunia	154,911,940	—	4,076,027	—
Douglas H. McCorkindale	154,886,639	—	4,101,328	—
Stephen P. Munn*	154,927,627	—	4,060,340	—
Richard A. Redeker	154,947,632	—	4,040,335	—
Judy A. Rice	154,911,076	—	4,076,891	—
Robin B. Smith	154,862,028	—	4,125,939	—
Stephen Stoneburn	154,867,467	—	4,120,500	—
Clay T. Whitehead	154,874,772	—	4,113,195	—

*Mr.	Munn ceased being a Director effective November 30, 2003.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Jennison Sector Funds, Inc./Jennison Utility Fund	37

Robin B. Smith (64), Director since 19963 Oversees 105 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 108 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 187 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Utility Fund	39

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/03
	One Year	Five Years	Ten Years	Since Inception
Class A	18.29%	0.60%	7.25%	8.35%

Class B	18.50	0.75	7.00	12.77

Class C	21.28	0.69	N/A	7.53

Class Z	24.76	1.88	N/A	7.93

Average Annual Total Returns (Without Sales Charges) as of 11/30/03
	One Year	Five Years	Ten Years	Since Inception
Class A	24.51%	1.64%	7.80%	8.76%

Class B	23.50	0.89	7.00	12.77

Class C	23.50	0.89	N/A	7.65

Class Z	24.76	1.88	N/A	7.93

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P Utility TR Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1993) and the account values at the end of the current fiscal year (November 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will

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vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Utility Fund
Share Class	A	B	C	Z

Nasdaq	PRUAX	PRUTX	PCUFX	PRUZX
CUSIP	476294848	476294830	476294822	476294814

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	Z

	Nasdaq	PRUAX	PRUTX	PCUFX	PRUZX
	CUSIP	476294848	476294830	476294822	476294814

MF105E     IFS-A087278

Jennison Health Sciences Fund

Formerly known as Prudential Health Sciences Fund

NOVEMBER 30, 2003	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and several of its former brokers and branch managers in Massachusetts. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged disruptive market timing, and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden mutual funds, and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund Objective

The investment objective of the Jennison Health Sciences Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 11/30/03
	One Year	Three Years	Since Inception[2]
Class A	29.22%	–5.07%	77.64% (77.39)

Class B	28.18	–7.17	71.75 (71.50)

Class C	28.18	–7.17	71.75 (71.50)

Class Z	29.45	–4.27	79.72 (79.47)

S&P SC 1500 Index[3]	16.65	–11.96	–12.93

S&P SC Health Care Index[4]	8.00	–16.79	4.35

Lipper Health/Biotechnology Funds Avg.[5]	21.09	–14.78	47.45

Average Annual Total Returns[1] as of 12/31/03
	One Year	Three Years	Since Inception[2]
Class A	35.26%	–3.12%	13.75% (13.71)

Class B	36.29	–3.11	14.03 (14.00)

Class C	38.89	–2.53	13.92 (13.88)

Class Z	42.65	–1.17	15.36 (15.33)

S&P SC 1500 Index[3]	29.59	–3.05	–2.01

S&P SC Health Care Index[4]	17.62	–5.37	2.12

Lipper Health/Biotechnology Funds Avg.[5]	31.73	–6.12	9.46

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC, Lipper Inc., and Factset. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Fund’s cumulative and average annual total returns would have been lower, as indicated in parentheses. 2Inception date: 6/30/99. 3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks

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contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed. 4The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. 5The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index, S&P SC Health Care Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/03
IVAX Corp., Pharmaceuticals	5.0%

Genentech, Inc., Biotechnology	4.6

Sepracor Inc., Pharmaceuticals	3.8

Amgen Inc., Biotechnology	3.8

Adolor Corp., Pharmaceuticals	3.8

Holdings are subject to change.

Largest Industries expressed as a percentage of net assets as of 11/30/03
Pharmaceuticals	51.1%

Biotechnology	27.1

Healthcare Providers & Services	8.1

Heathcare Equipment & Supplies	6.8

Industry weightings are subject to change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Overview

Equities in general were positive performers over the past 12 months as the speed and extent of U.S. military success in Iraq removed the last significant impediment to global economic progress from investors’ minds. Generally speaking, healthcare stocks (S&P SC Health Care Index) outperformed the broader market (S&P 500 Index) for much of the period, but ended the period underperforming as the most leveraged and cyclically sensitive stocks in other sectors experienced a powerful surge toward the end. Despite this head wind, the Jennison Health Sciences Fund produced exceptional absolute and relative gains during this period, outperforming the S&P SC Health Care Index, the S&P 500 Index, and the Lipper Health/Biotechnology Funds Average by sizable margins.

Market developments

One of the most important developments we observed over the fiscal year was the improved regulatory environment, which we believe is attributable to the appointment of an FDA commissioner in October 2002. This year has seen a string of important drug approvals, including Restasis (Allergan, Inc.), Humira (Abbott Laboratories), and FluMist (MedImmune, Inc.), just to name a few. This development will likely benefit the drug companies’ efforts to develop new revenue streams from product launches and should also help mitigate the negative impact of patent expirations.

We also observed a surprising slowdown in consumer demand across most segments of healthcare. We believe healthcare is gradually becoming more economically sensitive as employees take on a greater percentage of the costs. There was also a lull in new products and procedures, although this is beginning to turn with the more conducive regulatory environment. Hospitals and HMOs are also likely to benefit from the new Medicare amendments.

Performance discussion

The Fund’s strong performance was driven primarily by stock selection in pharmaceuticals and biotechnology. Our top contributors came from companies that were temporarily affected by bad news but remained fundamentally strong, allowing us to purchase shares at attractive levels. Sepracor Inc., a biotechnology firm specializing in making improved versions of other companies’ drugs, suffered a severe sell-off following the FDA’s rejection of Soltara in 2002. Its stock price fell to a level that we felt essentially gave no value to its entire pipeline excluding Soltara, which we believed was unwarranted. The stock subsequently rebounded from its lows and more than doubled in value over the fiscal year. ImClone Systems Incorporated went through a similar situation when the rejection of Erbitux and the subsequent insider-dealing debacle pushed the stock price down to oversold levels.

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Again we were able to accumulate shares at attractive levels that rebounded strongly when Erbitux was later shown to be effective in patients with colon cancer.

Besides these special situations, we were also able to gain additional performance by identifying smaller, less well-covered (and hence less efficiently priced) drug companies such as MGI Pharma, Inc. and aaiPharma Inc. We also gained positive performance from holding generic drug makers that were able to capitalize on patent expirations, such as Teva Pharmaceutical Industries Limited and IVAX Corporation (see Comments on Largest Holdings).

On the other hand, a number of positions detracted from performance, including Isis Pharmaceuticals, Inc., which fell after Affinitak (experimental cancer drug) failed in studies to convincingly demonstrate its efficacy. NPS Pharmaceuticals, Inc. negatively impacted performance when it announced a merger with Enzon Pharmaceuticals, Inc., a move that was interpreted to mean potential problems with its pipeline. We have since sold both positions.

Looking ahead

We view the recent healthcare sector underperformance as an opportunity to add to high-quality names. The Fund continues to focus on pharmaceutical and biotechnology companies with good management, promising pipelines, and lack of patent expiration concerns. We also like a number of generic manufacturers that are able to capitalize on patent expirations, while devoting a portion of the portfolio to select PBMs (pharmaceutical benefits managers) that may benefit from recent industry consolidation.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/03.

5.0%	IVAX Corp./Pharmaceuticals

IVAX Corporation researches, develops, manufactures, and markets branded and generic pharmaceuticals in the United States and international markets. It also specializes in veterinary products and nutraceuticals.

4.6%	Genentech, Inc./Biotechnology

Genentech, Inc., a biotechnology company, discovers, develops, manufactures, and markets human pharmaceuticals. It markets biotechnology products directly in the United States.

3.8%	Sepracor Inc./Pharmaceuticals

Sepracor Inc. is a research-based pharmaceutical company dedicated to treating and preventing human disease through the discovery, development, and commercialization of innovative pharmaceutical products that are directed to unmet medical needs. Its drug development programs are focused on the treatment of respiratory, urology, and central nervous system disorders.

3.8%	Amgen Inc./Biotechnology

Amgen Inc. discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. It focuses its research on secreted protein and small molecule therapeutics, with particular emphasis on neuroscience and cancer. Amgen concentrates on the areas of hematology, cancer, infectious disease, endocrinology, neurobiology, and inflammation.

3.8%	Adolor Corp./Pharmaceuticals

Adolor Corporation is a therapeutic-based biopharmaceutical company. It discovers, develops, and commercializes pharmaceutical products for the treatment of pain and the side effects that are caused by current narcotic pain treatments. Adolor’s small molecule product candidates are in clinical trials.

Holdings are subject to change.

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Financial Statements

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Health Sciences Fund

Portfolio of Investments

as of November 30, 2003

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.8%

COMMON STOCKS 93.1%

Biotechnology 27.1%

470,500	Alkermes, Inc.(a)(e)	$6,154,140
192,364	Amgen, Inc.(a)	11,062,854
40,940	Biogen Idec, Inc.(a)	1,563,089
132,300	Cephalon, Inc.(a)(e)	6,216,777
26,700	Connetics Corp.(a)	471,255
100,000	CV Therapeutics, Inc.(a)	1,797,000
1,500,000	Genelabs Technologies, Inc.(a)(e)	2,850,000
161,500	Genentech, Inc.(a)(e)	13,614,450
147,700	Gilead Sciences, Inc.(a)(e)	8,667,036
72,200	ILEX Oncology, Inc.(a)	1,506,814
94,000	ImClone Systems, Inc.(a)(e)	3,694,200
81,200	MedImmune, Inc.(a)	1,932,560
31,500	Myogen, Inc.(a)	383,040
100,000	Neurobiological Technologies, Inc. (NTI)(a)	445,000
122,100	OSI Pharmaceuticals, Inc.(a)	3,630,033
268,600	Regeneron Pharmaceuticals, Inc.(a)(e)	3,459,568
282,395	Telik, Inc.(a)	5,707,203
250,000	Tularik, Inc.(a)	3,745,000
500,000	Vasogen, Inc. (Canada)(a)	2,750,211

		79,650,230

Healthcare Equipment & Supplies 6.8%

55,200	Alcon, Inc. (Switzerland)	3,210,984
60,900	INAMED Corp.(a)	4,772,124
21,672	Medtronic, Inc.	979,575
833,000	Nektar Therapeutics(a)(e)	10,978,940

		19,941,623

Healthcare Providers & Services 8.1%

64,200	AdvancePCS(a)	3,573,372
50,200	AmerisourceBergen Corp.	3,177,158
194,400	Caremark Rx, Inc.(a)(e)	5,190,480
40,200	PacifiCare Health Systems, Inc.(a)	2,617,422
169,200	UnitedHealth Group, Inc.(e)	9,119,880

		23,678,312

Pharmaceuticals 51.1%

488,900	aaiPharma, Inc.(a)(e)	8,888,202
141,500	Abbott Laboratories	6,254,300

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

559,700	Adolor Corp.(a)(e)	$11,042,881
185,000	Advancis Pharmaceutical Corp.(a)(e)	1,518,850
112,600	Allergan, Inc.(e)	8,414,598
357,700	Alpharma, Inc., Class A	7,207,655
119,000	AstraZeneca PLC (ADR) (United Kingdom)(e)	5,468,050
101,800	AtheroGenics, Inc.(a)(e)	1,455,740
106,900	Barr Laboratories, Inc.(a)	8,823,526
288,300	Biovail Corp. (Canada)(a)(e)	5,405,625
171,400	Forest Laboratories, Inc.(a)	9,365,296
681,700	IVAX Corp.(a)	14,622,465
73,700	Johnson & Johnson(e)	3,632,673
73,800	Novartis AG (ADR) (Switzerland)	3,114,360
96,675	Pfizer, Inc.	3,243,446
600,000	Pharmion Corp.(a)(e)	7,644,000
63,600	Roche Holding AG (ADR) (Switzerland)(e)	5,731,594
455,100	Sepracor, Inc.(a)	11,277,378
587,400	SuperGen, Inc.(a)(e)	6,208,818
169,300	Teva Pharmaceutical Industries Ltd. (ADR) (Israel)	10,197,938
216,000	Watson Pharmaceuticals, Inc.(a)	10,182,240

		149,699,635

	Total common stocks (cost $ 228,677,339)	272,969,800

PREFERRED STOCK
200,000	GeneProt, Inc. (Switzerland)(a)(b)(c) (cost $1,100,000; purchased 7/7/00)	0

	Total long-term investments (cost $229,777,339)	272,969,800

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	9

Portfolio of Investments

as of November 30, 2003 Cont’d

Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 36.9%

Mutual Fund 35.1%

102,941,417	Dryden Core Investment Fund - Taxable Money Market Series(f) (cost $102,941,417; Note 4)	$102,941,417

Principal Amount (000)

Repurchase Agreement

$ 45	State Street Bank & Trust Co. Repurchase Agreement(h) 0.05%, 12/01/03 (cost $45,000)	45,000

U.S. Government Securities 1.8%

	United States Treasury Bills(d)(g)
2,100	0.90%, 12/26/03	2,098,732
105	0.91%, 12/26/03	104,935
2,890	1.00%, 12/26/03	2,888,226

	Total U.S. government securities (cost $5,091,785)	5,091,893

	Total short-term investments (cost $108,078,202)	108,078,310

Contracts

OUTSTANDING OPTIONS PURCHASED(a) 0.7%

Call Options

2,000	CV Therapeutics, Inc. expiring 12/19/03 @ 25	90,000
5,000	Pfizer, Inc. expiring 12/19/03 @ 30	1,850,000

	Total outstanding options purchased (cost $1,168,150)	1,940,000

	Total investments, before outstanding options written and investments sold short 130.7% (cost $339,023,691; Note 5)	382,988,110

OUTSTANDING OPTIONS WRITTEN(a) (0.1%)

Call Options

1,000	CV Therapeutics, Inc. expiring 12/19/03 @ 20	(135,000)
1,250	Forest Labs, Inc. expiring 12/19/03 @ 55	(156,250)

	Total outstanding options written (premium received $295,736)	(291,250)

See Notes to Financial Statements

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Shares	Description	Value (Note 1)

INVESTMENTS SOLD SHORT (1.7%)

100,000	Dr. Reddy’s Laboratories Ltd. (ADR) (India)	$(2,800,000)
40,000	Eon Labs, Inc.(a)	(2,121,200)

	Total investments sold short (proceeds received $4,978,702)	(4,921,200)

	Total investments, net of outstanding options written and investments sold short 128.9% (cost $333,749,253)	377,775,660
	Liabilities in excess of other assets (28.9%)	(84,630,148)

	Net Assets 100%	$293,145,512

(a)	Non-income producing securities.
(b)	Fair-valued security, see Note 1.
(c)	Indicates a restricted security, see Note 1. The cost of such security is $1,100,000. At November 30, 2003, the security has no value.
(d)	Percentages quoted represent yield-to-maturity as of purchase date.
(e)	Securities, or portion thereof, on loan, see Note 4.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Pledged as collateral for securities sold short.
(h)	State Street Bank & Trust Repurchase Agreement, 0.05% dated 11/28/03, due 12/1/03 in the amount of $45,000 (cost $45,000; collateralized by U.S. Treasury Bill 9.25%, due 2/15/16. The value of the collateral including accrued interest was $51,950).

ADR—American Depository Receipt.

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	11

Statement of Assets and Liabilities

as of November 30, 2003

Assets

Investments, at value including securities on loan of $84,888,429 (cost $339,023,691)	$382,988,110
Cash	2,214,273
Receivable for investments sold	7,156,696
Receivable for Fund shares sold	360,564
Dividends and interest receivable	62,070
Other assets	3,547

Total assets	392,785,260

Liabilities

Payable to broker for collateral for securities on loan	87,477,696
Investments sold short, at value (proceeds received $4,978,702)	4,921,200
Payable for investments purchased	5,200,340
Payable for Fund shares reacquired	985,604
Outstanding options written (premium received $295,736)	291,250
Accrued expenses	262,720
Management fee payable	176,691
Distribution fee payable	175,202
Due to broker for securities sold short	149,045

Total liabilities	99,639,748

Net Assets	$293,145,512

Net assets were comprised of:
Common stock, at par	$215,731
Paid-in capital in excess of par	284,484,074

284,699,805
Accumulated net realized loss on investments and foreign currency transactions	(35,575,958)
Net unrealized appreciation on investments and foreign currencies	44,021,665

Net assets, November 30, 2003	$293,145,512

See Notes to Financial Statements

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Class A

Net asset value and redemption price per share $(71,249,162 ÷ 5,116,114 shares of common stock issued and outstanding)	$13.93
Maximum sales charge (5% of offering price)	0.73

Maximum offering price to public	$14.66

Class B

Net asset value, offering price and redemption price per share $(148,077,249 ÷ 11,034,682 shares of common stock issued and outstanding)	$13.42

Class C

Net asset value and redemption price per share $(52,211,650 ÷ 3,890,864 shares of common stock issued and outstanding)	$13.42
Maximum sales charge (1% of offering price)	0.14

Maximum offering price to public	$13.56

Class Z

Net asset value, offering price and redemption price per share $(21,607,451 ÷ 1,531,425 shares of common stock issued and outstanding)	$14.11

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	13

Statement of Operations

Year Ended November 30, 2003

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $16,295)	$1,733,658
Interest	7,498
Income from securities loaned, net	116,191

Total income	1,857,347

Expenses
Management fee	2,015,071
Distribution fee—Class A	156,957
Distribution fee—Class B	1,378,657
Distribution fee—Class C	493,570
Transfer agent’s fees and expenses	700,000
Reports to shareholders	160,000
Custodian’s fees and expenses	157,000
Registration fees	40,000
Audit fee	28,000
Directors’ fees	13,000
Legal fees and expenses	12,000
Miscellaneous	9,471

Total expenses	5,163,726

Net investment loss	(3,306,379)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies

Net realized gain on:
Investment transactions	3,987,507
Short sale transactions	148,763
Written options transactions	1,349,570

5,485,840

Net change in unrealized appreciation (depreciation) on:
Investments	63,276,036
Short sales	9,930
Foreign currencies	(4,780)
Written options	118,267

63,399,453

Net gain on investments	68,885,293

Net Increase In Net Assets Resulting From Operations	$65,578,914

See Notes to Financial Statements

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Statement of Changes in Net Assets

	Year Ended November 30,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(3,306,379)	$(3,207,752)
Net realized gain (loss) on investment transactions	5,485,840	(38,370,605)
Net change in unrealized appreciation (depreciation) on investments	63,399,453	(75,076,424)

Net increase (decrease) in net assets resulting from operations	65,578,914	(116,654,781)

Distributions:
Distributions from net realized gains
Class A	—	(4,771,936)
Class B	—	(11,328,369)
Class C	—	(4,540,124)
Class Z	—	(1,648,500)

	—	(22,288,929)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	50,921,378	56,935,519
Net asset value of shares issued in reinvestment of distributions	—	21,366,532
Cost of shares reacquired	(74,023,662)	(115,334,289)

Net decrease in net assets from Fund share transactions	(23,102,284)	(37,032,238)

Total increase (decrease)	42,476,630	(175,975,948)

Net Assets

Beginning of year	250,668,882	426,644,830

End of year	$293,145,512	$250,668,882

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	15

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), formerly known as Prudential Sector Funds, Inc., is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, formerly known as Prudential Financial Services Fund, Jennison Utility Fund, formerly known as Prudential Utility Fund, Jennison Technology Fund, formerly known as Prudential Technology Fund and Jennison Health Sciences Fund, formerly known as Prudential Health Sciences Fund (the “Fund”). The financial statements relate to Jennison Health Sciences Fund. The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Fund as of November 30, 2003 include registration rights under which the Fund may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	17

Notes to Financial Statements

Cont’d

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds

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originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sale transactions.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	19

Notes to Financial Statements

Cont’d

cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

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Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective June 12, 2003, Jennison replaced Prudential Investment Management, Inc. (“PIM”) as subadvisor and 100% of the Fund’s net assets are advised by Jennison. Prior to June 12, 2003, PIM had been responsible for managing approximately 50% of the Fund’s net assets.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2003, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $100,000 and $33,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2003, it received approximately $326,000 and $10,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	21

Notes to Financial Statements

Cont’d

PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2003, the Fund incurred fees of approximately $525,700 for the services of PMFS. As of November 30, 2003, approximately $42,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $95,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $90,300 for the year ended November 30, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of November 30, 2003, approximately $7,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

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PSI was the securities lending agent for the Fund. Effective July 1, 2003, PIM is the Fund’s securities lending agent. For the year ended November 30, 2003, PSI and PIM have been compensated approximately $9,800 and $28,900, for these services, respectively.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2003, the Fund earned income of approximately $174,700 and $116,200, respectively, from the Series by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2003 were $486,734,297 and $524,742,002, respectively.

As of November 30, 2003, the Fund had securities on loan with an aggregate market value of $84,888,429. The Fund received $87,477,696 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in options written during the year ended November 30, 2003, were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of November 30, 2002	2,100	$280,499
Options written	18,478	2,951,718
Options closed	(11,888)	(2,214,405)
Options expired	(6,440)	(722,076)

Options outstanding as of November 30, 2003	2,250	$295,736

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended November 30, 2003, the adjustments were to decrease net investment loss and decrease paid-in-capital in excess of par by $3,346,004 due to a net operating loss. Net investment income, net realized gains and net assets were not affected by this change.

There were no distributions paid during the fiscal year ended November 30, 2003. For the year ended November 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $15,561,212 and $6,727,717 of ordinary income and long-term capital gains, respectively. As of November 30, 2002, the Fund had no distributable earnings.

As of November 30, 2003, the Fund had no distributable earnings on a tax basis.

As of November 30, 2003, the Fund had capital loss carryforward for tax purposes of approximately $27,897,700 which expires in 2010. During the year ended November 30, 2003, the Fund utilized approximately $2,985,700 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $428,000 as having occurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2003 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation of Investments
$346,273,983	$48,976,059	$12,261,932	$36,714,127

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

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The adjusted net unrealized appreciation on a tax basis was $37,543,331, which included other tax basis adjustments of $829,204 that were primarily attributable to appreciation of foreign currency and to the mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

As of November 30, 2003, Prudential owned 10 shares of each Class A, Class B, Class C and Class Z shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2003:
Shares sold	1,670,564	$21,409,624
Shares reacquired	(1,785,694)	(22,071,214)

Net increase (decrease) in shares outstanding before conversion	(115,130)	(661,590)
Shares issued upon conversion from Class B	201,365	2,497,632

Net increase (decrease) in shares outstanding	86,235	$1,836,042

Year ended November 30, 2002:
Shares sold	1,613,144	$19,832,060
Shares issued in reinvestment of distributions	313,119	4,551,152
Shares reacquired	(3,014,810)	(34,448,909)

Net increase (decrease) in shares outstanding before conversion	(1,088,547)	(10,065,697)
Shares issued upon conversion from Class B	215,137	2,703,079

Net increase (decrease) in shares outstanding	(873,410)	$(7,362,618)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended November 30, 2003:
Shares sold	992,392	$12,105,163
Shares reacquired	(2,124,901)	(24,937,283)

Net increase (decrease) in shares outstanding before conversion	(1,132,509)	(12,832,120)
Shares issued upon conversion into Class A	(208,103)	(2,497,632)

Net increase (decrease) in shares outstanding	(1,340,612)	$(15,329,752)

Year ended November 30, 2002:
Shares sold	1,447,580	$18,224,418
Shares issued in reinvestment of distributions	756,849	10,760,979
Shares reacquired	(3,668,876)	(41,145,964)

Net increase (decrease) in shares outstanding before conversion	(1,464,447)	(12,160,567)
Shares issued upon conversion into Class A	(220,524)	(2,703,079)

Net increase (decrease) in shares outstanding	(1,684,971)	$(14,863,646)

Class C
Year ended November 30, 2003:
Shares sold	406,354	$4,980,727
Shares reacquired	(1,076,173)	(12,605,245)

Net increase (decrease) in shares outstanding	(669,819)	$(7,624,518)

Year ended November 30, 2002:
Shares sold	493,146	$6,196,776
Shares issued in reinvestment of distributions	310,933	4,429,148
Shares reacquired	(1,923,259)	(22,204,153)

Net increase (decrease) in shares outstanding	(1,119,180)	$(11,578,229)

Class Z
Year ended November 30, 2003:
Shares sold	959,240	$12,425,864
Shares reacquired	(1,180,692)	(14,409,920)

Net increase (decrease) in shares outstanding	(221,452)	$(1,984,056)

Year ended November 30, 2002:
Shares sold	996,382	$12,682,265
Shares issued in reinvestment of distributions	110,621	1,625,253
Shares reacquired	(1,417,470)	(17,535,263)

Net increase (decrease) in shares outstanding	(310,467)	$(3,227,745)

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Financial Highlights

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Health Sciences Fund

Financial Highlights

Class A

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.78

Income from investment operations:
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.24

Total from investment operations	3.15

Less Distributions
Distributions from net realized gains	—

Net asset value, end of period	$13.93

Total Return(a)	29.22%
Ratios/Supplemental Data:
Net assets, end of period (000)	$71,249
Average net assets (000)	$62,783
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.42%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment loss	(.73)%
For Class A, B, C and Z shares:
Portfolio turnover rate	192%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.
(e)	Not annualized.
(f)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$15.62	$18.51	$10.86		$10.00

(.04)	(.01)	(.01	)(d)	(.02	)(d)
(3.99)	.10	7.81		.88

(4.03)	.09	7.80		.86

(.81)	(2.98)	(.15)		—

$10.78	$15.62	$18.51		$10.86

(27.09)%	.76%	72.32%		8.60%

$54,246	$92,196	$98,129		$36,646
$72,143	$94,702	$59,890		$32,032

1.37%	1.29%	1.10	%(d)	1.59	%(c)(d)
1.12%	1.04%	.85	%(d)	1.34	%(c)(d)
(.48)%	(.49)%	(.13	)%(d)	(.43	)%(c)(d)

116%	94%	138%		61	%(e)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	29

Financial Highlights

Cont’d

Class B

Year Ended November 30, 2003

Per Share Operating Performance
Net Asset Value, Beginning Of Period	$10.47

Income from investment operations:
Net investment loss	(.20)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.15

Total from investment operations	2.95

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$13.42

Total Return(a):	28.18%
Ratios/Supplemental Data:
Net assets, end of period (000)	$148,077
Average net assets (000)	$137,866
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment loss	(1.47)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

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Class B

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999
2002	2001	2000

$15.30	$18.31	$10.83		$10.00

(.17)	(.21)	(.11	)(d)	(.05	)(d)
(3.85)	.18	7.74		.88

(4.02)	(.03)	7.63		.83

(.81)	(2.98)	(.15)		—

$10.47	$15.30	$18.31		$10.83

(27.62)%	.06%	70.85%		8.30%

$129,568	$215,087	$222,772		$89,061
$164,481	$207,806	$156,579		$74,448

2.12%	2.04%	1.85	%(d)	2.34	%(c)(d)
1.12%	1.04%	.85	%(d)	1.34	%(c)(d)
(1.23)%	(1.24)%	(.87	)%(d)	(1.20	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	31

Financial Highlights

Cont’d

Class C

Year Ended November 30, 2003

Per Share Operating Performance
Net Asset Value, Beginning Of Period	$10.47

Income from investment operations:
Net investment loss	(.21)
Net investment loss Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.16

Total from investment operations	2.95

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$13.42

Total Return(a):	28.18%
Ratios/Supplemental Data:
Net assets, end of period (000)	$52,212
Average net assets (000)	$49,357
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment loss	(1.47)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

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Class C

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$15.30	$18.31	$10.83		$10.00

(.18)	(.22)	(.12	)(d)	(.05	) (d)

(3.84)	.19	7.75		.88

(4.02)	(.03)	7.63		.83

(.81)	(2.98)	(.15)		—

$10.47	$15.30	$18.31		$10.83

(27.62)%	.06%	70.85%		8.30%

$47,750	$86,887	$93,698		$46,551
$63,423	$86,176	$69,491		$41,090

2.12%	2.04%	1.85	%(d)	2.34	%(c)(d)
1.12%	1.04%	.85	%(d)	1.34	%(c)(d)
(1.23)%	(1.23)%	(.87	)%(d)	(1.18	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	33

Financial Highlights

Cont’d

Class Z

Year Ended November 30, 2003

Per Share Operating Performance
Net Asset Value, Beginning Of Period	$10.90

Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.22

Total from investment operations	3.21

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of period	$14.11

Total Return(a):	29.45%
Ratios/Supplemental Data:
Net assets, end of period (000)	$21,607
Average net assets (000)	$18,671
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17%
Expenses, excluding distribution and service (12b-1) fees	1.17%
Net investment income (loss)	(.48)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.
(e)	Less than ($0.005).

See Notes to Financial Statements.

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Class Z

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999
2002	2001	2000

$15.74	$18.58	$10.88		$10.00

— (e)	.04	.01	(d)	(.01	)(d)
(4.03)	.10	7.84		.89

(4.03)	.14	7.85		.88

(.81)	(2.98)	(.15)		—

$10.90	$15.74	$18.58		$10.88

(26.88)%	1.14%	72.55%		8.80%

$19,106	$32,475	$31,101		$8,381
$24,447	$30,209	$17,429		$6,932

1.12%	1.04%	.85	%(d)	1.34	%(c)(d)
1.12%	1.04%	.85	%(d)	1.34	%(c)(d)
(.23)%	(.25)%	.12	%(d)	(.20	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	35

Report of Independent Auditors

To the Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Sector Funds, Inc.—Jennison Health Sciences Fund formerly Prudential Sector Funds, Inc.—Prudential Health Sciences Fund, (the “Fund”) at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 20, 2004

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Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on July 17, 2003. The meeting was held for the following purpose:

1. To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn*
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	16,175,322	—	153,562	—
Robert E. La Blanc	16,185,975	—	142,909	—
Robert F. Gunia	16,193,587	—	135,297	—
Douglas H. McCorkindale	16,194,158	—	134,726	—
Stephen P. Munn*	16,195,518	—	133,366	—
Richard A. Redeker	16,193,383	—	135,501	—
Judy A. Rice	16,192,633	—	136,251	—
Robin B. Smith	16,192,750	—	136,134	—
Stephen Stoneburn	16,194,047	—	134,837	—
Clay T. Whitehead	16,194,846	—	134,038	—

*Mr.	Munn ceased being a director effective November 30, 2003.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	37

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

38	Visit our website at www.jennisondryden.com

Robin B. Smith (64), Director since 19963 Oversees 105 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 108 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 187 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	39

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison and Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	22.76%	–3.39%	12.56% (12.53)

Class B	23.18	–3.23	12.86 (12.82)

Class C	25.90	–2.78	12.76 (12.72)

Class Z	29.45	–1.44	14.18 (14.14)

Average Annual Total Returns (Without Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	29.22%	–1.72%	13.88% (13.84)

Class B	28.18	–2.45	13.01 (12.97)

Class C	28.18	–2.45	13.01 (12.97)

Class Z	29.45	–1.44	14.18 (14.14)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

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Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Health Sciences Fund
Share Class	A	B	C	Z

Nasdaq	PHLAX	PHLBX	PHLCX	PHSZX
CUSIP	476294509	476294608	476294707	476294806

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	Z

Nasdaq	PHLAX	PHLBX	PHLCX	PHSZX
CUSIP	476294509	476294608	476294707	476294806

MF188E3    IFS-A087279

Jennison Technology Fund

Formerly known as Prudential Technology Fund

NOVEMBER 30, 2003	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and several of its former brokers and branch managers in Massachusetts. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged disruptive market timing, and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden mutual funds, and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Technology Fund

Jennison Sector Funds, Inc./Jennison Technology Fund	1

Your Fund’s Performance

Fund Objective

The investment objective of the Jennison Technology Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 11/30/03
	One Year	Three Years	Since Inception[2]
Class A	30.87%	–36.46%	–23.41% (–23.87)

Class B	30.14	–37.83	–25.83 (–26.28)

Class C	30.14	–37.83	–25.83 (–26.28)

Class Z	31.15	–35.95	–22.54 (–22.99)

S&P SC 1500 Index[3]	16.65	–11.96	–12.93

S&P SC Information Technology Index[4]	23.93	–36.92	–38.68

Lipper Science & Technology Funds Avg.[5]	33.71	–44.12	–30.29

Average Annual Total Returns[1] as of 12/31/03
	One Year	Three Years	Since Inception[2]
Class A	39.35%	–14.86%	–7.15% (–7.28)

Class B	40.68	–14.86	–6.95 (–7.08)

Class C	43.24	–14.28	–6.97 (–7.10)

Class Z	47.15	–13.15	–5.85 (–5.97)

S&P SC 1500 Index[3]	29.59	–3.05	–2.01

S&P SC Information Technology Index[4]	47.88	–10.55	–9.86

Lipper Science & Technology Funds Avg.[5]	55.75	–17.24	–8.43

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC, Lipper Inc., and Standard & Poor’s. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Fund’s cumulative and average annual total returns would have been lower, as indicated in parentheses. 2Inception date: 6/30/99. 3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in

2	Visit our website at www.jennisondryden.com

the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed. 4The S&P SC Information Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. 5The Lipper Science & Technology Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Science & Technology Funds category for the periods noted. Funds in the Lipper Average invest primarily in science and technology stocks. Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Information Technology Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/03
Intel Corp., Semiconductors & Semiconductor Equipment	4.1%

Texas Instruments, Inc., Semiconductors & Semiconductor Equipment	3.5

WebMD Corp., Healthcare Providers & Services	3.2

E*TRADE Financial Corp., Capital Markets	2.9

Cisco Systems, Inc., Communications Equipment	2.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/03
Semiconductors & Semiconductor Equipment	28.1%

Software	12.5

Communications Equipment	9.4

Electronic Equipment & Instruments	7.6

Computers & Peripherals	7.4

Industry weightings are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Performance & Market Overview

The Fund produced impressive absolute gains over the past 12 months, outperforming its benchmark S&P SC Information Technology Index but trailing its Lipper peer group.

Generally speaking, the Fund seeks to own fundamentally sound technology companies experiencing strong earnings growth and innovative businesses with either cutting-edge products or unique business models that can capitalize on important shifts in consumer behavior. This strategy yielded unimpressive results last year in a highly risk-averse market environment that refused to differentiate fundamentally; multiples were generally compressed across the board. This unfavorable environment showed signs of easing in the first few months of our fiscal year but turned around dramatically with the resolution of major combat in Iraq. As market sentiment returned to more “normalized” levels, investors were once again willing to be discerning, and companies with solid growth prospects, sound balance sheets, and compelling products and services outperformed.

Innovative Businesses Outperformed

Among our top performers, companies with innovative business models dominated the list, with Monster Worldwide, Inc. contributing the most gains by far. Monster’s online job search model has made recruiting cheaper and more efficient than the traditional newspaper channels, propelling Monster’s share of the total help-wanted market from 1.2% in 1999 to 6.9% in 2002. It is interesting to note that this growth was achieved during one of the worst labor market downturns in recent memory. We believe as the economic conditions improve, Monster’s market share is likely to grow even stronger.

Electronic bill payment processor and services provider CheckFree Corporation also helped performance, as consumers increasingly embrace bill payment online. The company has been a fairly consistent performer in terms of earnings, and recently enjoyed more good news as Bank of America (one of CheckFree’s biggest customers) announced it will buy FleetBoston. If successful, the merger should add a considerable number of new users to CheckFree’s services.

On the other hand, some of our ideas did not pan out as expected, including our position in healthcare information systems provider Cerner Corp., which declined in April after announcing results that were significantly below the company’s own guidance. We have since sold our position. Microsoft Corp. also detracted from performance as investors have generally shunned the software sector this year, preferring to own the more cyclically sensitive semiconductor stocks. We believe this divergence between software and semiconductor stocks may narrow going forward.

4	Visit our website at www.jennisondryden.com

Looking Ahead

The Fund’s solid performance this year has largely come from a rebound in earnings multiples from very depressed levels last year. As noted above, investors now appear more discerning and more willing to reward fundamentally sound companies with higher multiples.

After years of cost cutting and restructuring, we believe the technology sector has considerably increased its operating leverage. Gross margins are healthy, although operating margins remain suboptimal. At this stage of the recovery we believe the technology sector will need to see meaningful top-line growth in order to improve operating margins (and earnings) and justify further upside in stock prices. As such, while we maintain a sizable portion of the portfolio’s assets in the larger technology stocks with the inherent leverage to benefit from revenue growth, we may diversify into other areas where we feel stock price performance has lagged fundamental improvements (such as software). At the same time, we will seek some less well-covered names that may be less efficiently priced in order to increase the potential for outperformance.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Technology Fund	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/03.

4.1%	Intel Corp./Semiconductors & Semiconductor Equipment

Intel Corporation designs, manufactures, and sells computer components and related products. Its major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, systems management software, conferencing products, and digital imaging products.

3.5%	Texas Instruments, Inc./Semiconductors & Semiconductor Equipment

Texas Instruments Incorporated is a global semiconductor company that designs and supplies digital signal processing and analog technologies. It also operates materials and controls, and educational and productivity solutions businesses. Texas Instruments has manufacturing or sales operations in countries around the world.

3.2%	WebMD Corp./Healthcare Providers & Services

WebMD Corporation provides connectivity and a full suite of services to the healthcare industry that improve administrative efficiencies and clinical effectiveness. Its products and services facilitate information exchange, communication, and transactions between the consumer, physician, and healthcare institutions.

2.9%	E*TRADE Financial Corp./Capital Markets

E*TRADE Financial Corporation provides financial services, including brokerage, banking, and lending for retail, corporate, and institutional customers. Securities products and services are offered by E*TRADE Securities LLC. Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, and its subsidiaries.

2.9%	Cisco Systems, Inc./Communications Equipment

Cisco Systems, Inc. supplies data networking products for the Internet. The company’s Internet Protocol-based networking solutions are installed at corporations, public institutions, and telecommunications companies worldwide. Its solutions transport data, voice, and video within buildings, across campuses, and around the world.

Holdings are subject to change.

6	Visit our website at www.jennisondryden.com

Financial Statements

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Technology Fund

Portfolio of Investments

as of November 30, 2003

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS

Biotechnology 1.0%

137,200	Alkermes, Inc.(a)	$1,794,575

Capital Markets 4.1%

498,700	E*TRADE Financial Corp.(a)	5,400,921
120,100	Investment Technology Group, Inc.(a)	2,125,770

		7,526,691

Commercial Services & Supplies 7.2%

57,800	Apollo Group, Inc., Class A(a)	3,989,934
52,800	ChoicePoint, Inc.(a)	2,019,600
44,600	CoStar Group, Inc.(a)	1,873,200
4,300	LECG Corp.(a)	92,450
215,900	Monster Worldwide, Inc.(a)	5,194,554

		13,169,738

Communications Equipment 9.4%

60,300	Advanced Fibre Communications, Inc.(a)	1,347,705
180,000	Brocade Communications Systems, Inc.(a)	1,096,200
237,200	Cisco Systems, Inc.(a)	5,374,952
242,900	Extreme Networks, Inc.(a)	2,382,849
108,600	F5 Networks, Inc.(a)	2,804,052
198,500	Motorola, Inc.	2,786,940
175,000	Tellabs, Inc.(a)	1,400,000

		17,192,698

Computers & Peripherals 7.4%

188,800	Dot Hill Systems Corp.(a)	3,219,040
389,000	EMC Corp.(a)	5,344,860
31,000	International Business Machines Corp.	2,806,740
114,500	Seagate Technology (Cayman Islands)	2,261,375

		13,632,015

Electronic Equipment & Instruments 7.6%

103,946	Agilent Technologies, Inc.(a)	2,939,593
67,500	Amphenol Corp., Class A(a)	4,085,100
133,500	Solectron Corp.(a)	780,975
311,200	Symbol Technologies, Inc.	4,341,240
66,500	Tektronix, Inc.	1,832,075

		13,978,983

Healthcare Equipment & Supplies 1.0%

75,200	VISX, Inc.(a)	1,840,896

See Notes to Financial Statements

8	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Healthcare Providers & Services 3.2%

641,900	WebMD Corp.(a)	$5,873,385

Household Durables 0.2%

2,600	Harman International Industries, Inc.	354,302

Internet & Catalog Retail 1.2%

69,117	InterActiveCorp(a)	2,270,494

Internet Software & Services 5.6%

109,400	Ask Jeeves, Inc.(a)	2,113,608
395,100	DoubleClick, Inc.(a)	3,773,205
251,500	RealNetworks, Inc.(a)	1,501,455
64,800	Yahoo!, Inc.(a)	2,785,104

		10,173,372

IT Services 3.4%

164,000	CheckFree Corp.(a)	4,529,680
109,600	Unisys Corp.(a)	1,788,672

		6,318,352

Leisure Equipment & Products 0.3%

48,000	Concord Camera Corp.(a)	579,360

Media 2.7%

18,100	EchoStar Communications Corp., Class A(a)	624,088
26,300	Entercom Communications Corp.(a)	1,215,060
241,400	Gemstar-TV Guide International, Inc.(a)	1,086,300
120,200	General Motors Corp., Class H(a)	1,995,320

		4,920,768

Semiconductors & Semiconductor Equipment 28.1%

433,100	Agere Systems, Inc., Class B(a)	1,463,878
191,500	Altera Corp.(a)	4,850,695
97,900	AMIS Holdings, Inc.(a)	1,817,024
53,700	Analog Devices, Inc.	2,671,575
108,600	Cirrus Logic, Inc.(a)	933,960
103,600	FormFactor, Inc.(a)	2,641,800
287,500	GlobespanVirata, Inc.(a)	1,765,250
223,700	Intel Corp.	7,478,291
87,100	International Rectifier Corp.(a)	4,757,402
64,800	KLA-Tencor Corp.(a)	3,797,928
105,900	Kulicke and Soffa Industries, Inc.(a)	1,745,232

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Technology Fund	9

Portfolio of Investments

as of November 30, 2003 Cont’d

Shares	Description	Value (Note 1)

30,200	Lam Research Corp.(a)	$966,400
91,700	Linear Technology Corp.	3,955,938
81,500	Marvell Technology Group Ltd. (Bermuda)(a)	3,218,435
26,400	Maxim Integrated Products, Inc.	1,374,912
36,700	Silicon Laboratories, Inc.(a)	1,800,869
214,069	Texas Instruments, Inc.	6,370,693

		51,610,282

Software 12.5%

193,400	Amdocs Ltd. PLC (United Kingdom)(a)	4,838,868
33,100	Electronic Arts, Inc.(a)	1,464,013
129,900	Evolving Systems, Inc.(a)	2,221,290
211,400	Inet Technologies, Inc.(a)	2,714,376
36,000	Intuit, Inc.(a)	1,810,080
80,800	Mentor Graphics Corp.(a)	1,183,720
19,400	Mercury Interactive Corp.(a)	907,920
183,100	Microsoft Corp.	4,705,670
52,600	PeopleSoft, Inc.(a)	1,112,490
51,800	SAP AG (ADR) (Germany)	1,996,890

		22,955,317

Specialty Retail 0.9%

61,400	Staples, Inc.(a)	1,667,010

Wireless Telecommunication Services 1.1%

177,600	Nextel Partners, Inc., Class A(a)	2,093,904

	Total long-term investments (cost $153,192,744)	177,952,142

SHORT-TERM INVESTMENTS 4.5%

Mutual Fund 4.5%

8,192,615	Dryden Core Investment Fund - Taxable Money Market Series (cost $8,192,615; Note 3)	8,192,615

Principal Amount (000)

Repurchase Agreement

$63	State Street Bank & Trust Co. Repurchase Agreement, dated 11/30/03, 0.05%, due 12/01/03(b) (cost $63,000)	63,000

	Total short-term Investments (cost $8,255,615)	8,255,615

See Notes to Financial Statements

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Contracts	Description	Value (Note 1)
	Total Investments, Before Outstanding Options Written 101.4% (cost $161,448,359; Note 5)	$186,207,757

OUTSTANDING CALL OPTIONS WRITTEN
66	Monster Worldwide, Inc., expiring 01/17/04 @ $25 (Premiums received $11,021; Note 4)	(7,920)

	Total Investments, Net of Outstanding Options Written 101.4%	186,199,837
	Liabilities in excess of other assets (1.4%)	(2,578,870)

	Net Assets 100%	$183,620,967

(a)	Non-income producing security.
(b)	Repurchase price of $63,000. Collateralized by $60,000 U.S. Treasury Notes with a rate of 7.00%, maturity date of 7/15/06, and aggregate market value, including accrued interest, of $70,168.

ADR—American Depositary Receipt.

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Technology Fund	11

Statement of Assets and Liabilities

as of November 30, 2003

Assets

Investments, at value (cost $161,448,359)	$186,207,757
Receivable for investments sold	4,342,687
Receivable for Fund shares sold	152,068
Dividends receivable	14,273
Prepaid expenses	1,933
Foreign tax reclaim receivable	223

Total assets	190,718,941

Liabilities

Payable for investments purchased	5,763,972
Accrued expenses	473,506
Payable for Fund shares reacquired	459,102
Payable to Custodian	169,177
Management fee payable	112,274
Distribution fee payable	112,023
Outstanding options written (premium received $11,021)	7,920

Total liabilities	7,097,974

Net Assets	$183,620,967

Net assets were comprised of:
Common stock, at par	$278,572
Paid-in capital in excess of par	462,861,834

463,140,406
Accumulated net realized loss on investments	(304,281,938)
Net unrealized appreciation on investments	24,762,499

Net assets, November 30, 2003	$183,620,967

See Notes to Financial Statements

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Class A

Net asset value and redemption price per share ($51,746,899 ÷ 7,676,975 shares of common stock issued and outstanding)	$6.74
Maximum sales charge (5% of offering price)	0.35

Maximum offering price to public	$7.09

Class B

Net asset value, offering price and redemption price per share ($92,162,549 ÷ 14,139,016 shares of common stock issued and outstanding)	$6.52

Class C

Net asset value and redemption price per share ($32,233,865 ÷ 4,945,076 shares of common stock issued and outstanding)	$6.52
Sales charge (1% of offering price)	0.07

Offering price to public	$6.59

Class Z

Net asset value, offering price and redemption price per share ($7,477,654 ÷ 1,096,112 shares of common stock issued and outstanding)	$6.82

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Technology Fund	13

Statement of Operations

Year Ended November 30, 2003

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $6,113)	$408,982

Expenses
Management fee	1,148,953
Distribution fee—Class A	107,234
Distribution fee—Class B	777,509
Distribution fee—Class C	275,190
Transfer agent’s fees and expenses	880,000
Custodian’s fees and expenses	172,000
Reports to shareholders	158,000
Registration fees	39,000
Audit fee	28,000
Legal fees and expenses	25,000
Directors’ fees	12,000
Miscellaneous	6,119

Total expenses	3,629,005

Net investment loss	(3,220,023)

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(14,253,843)
Written option transactions	108,285

(14,145,558)

Net change in unrealized appreciation (depreciation) on:
Investments	59,340,025
Written options	10,835

59,350,860

Net gain on investments	45,205,302

Net Increase In Net Assets Resulting From Operations	$41,985,279

See Notes to Financial Statements

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Statement of Changes in Net Assets

	Year Ended November 30,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(3,220,023)	$(4,156,435)
Net realized loss on investment transactions	(14,145,558)	(97,971,488)
Net change in unrealized appreciation (depreciation) of investments	59,350,860	28,947,947

Net increase (decrease) in net assets resulting from operations	41,985,279	(73,179,976)

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	24,360,312	39,968,775
Cost of shares reacquired	(41,761,202)	(77,539,813)

Net decrease in net assets from Fund share transactions	(17,400,890)	(37,571,038)

Total increase (decrease)	24,584,389	(110,751,014)

Net Assets

Beginning of year	159,036,578	269,787,592

End of year	$183,620,967	$159,036,578

See Notes to Financial Statements

Jennison Sector Funds, Inc./Jennison Technology Fund	15

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), formerly known as Prudential Sector Funds, Inc., is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, formerly known as Prudential Financial Services Fund, Jennison Health Sciences Fund, formerly known as Prudential Health Sciences Fund, Jennison Utility Fund, formerly known as Prudential Utility Fund and Jennison Technology Fund (the “Fund”), formerly known as Prudential Technology Fund. These financial statements relate to Jennison Technology Fund. The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from

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independent pricing services which use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similiar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is

Jennison Sector Funds, Inc./Jennison Technology Fund	17

Notes to Financial Statements

Cont’d

an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of receivable amounts, at the time the related income is earned.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective June 12, 2003, Jennison replaced Prudential Investment Management, Inc. (“PIM”) as subadviser and 100% of the Fund’s net assets are advised by Jennison. Prior to June 12, 2003, PIM had been responsible for managing approximately 50% of the Fund’s net assets.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2003, PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

Jennison Sector Funds, Inc./Jennison Technology Fund	19

Notes to Financial Statements

Cont’d

PIMS has advised the Fund that it received approximately $55,200 and $13,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2003, it received approximately $199,700 and $4,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2003.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the year ended November 30, 2003, the Fund incurred fees of approximately $663,800 for the services of PMFS. As of November 30, 2003, approximately $51,800 of such fees were due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund

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transactions through a national clearing system. The Fund incurred approximately $127,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, were approximately $117,400 for the year ended November 30, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of November 30, 2003 approximately $9,000 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2003, the Fund earned income of approximately $30,500 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2003, were $284,149,887 and $308,625,048, respectively.

Transactions in options written during the year ended November 30, 2003 were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of November 30, 2002	209	$20,481
Options written	799	121,952
Options closed	(122)	(16,713)
Options expired	(820)	(114,699)

Options outstanding as of November 30, 2003	66	$11,021

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net

Jennison Sector Funds, Inc./Jennison Technology Fund	21

Notes to Financial Statements

Cont’d

realized gain or loss on investments. For the year ended November 30, 2003, the adjustments were to decrease undistributed net investment loss and paid-in-capital in excess of par by $3,220,023, due to a net operating loss for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation on Investments
$166,185,460	$23,365,837	$3,343,540	$20,022,297

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

The adjusted net unrealized appreciation on a tax basis was $20,025,398, which included other tax basis adjustments of $3,101 that were primarily attributable to appreciation of written options.

As of November 30, 2003, the Fund had no distributable earnings.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2003 of approximately $299,447,000, of which $172,632,000 expires in 2009 and $99,916,000 expires in 2010 and 26,899,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration date. The Fund elected to treat post-October capital losses of approximately $98,000 incurred in the one month ended November 30, 2003 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the

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period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

As of November 30, 2003, Prudential owned 10 shares of each Class A, Class B, Class C and Class Z shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2003:
Shares sold	1,825,601	$9,882,964
Shares reacquired	(3,055,409)	(16,111,043)

Net increase (decrease) in shares outstanding before conversion	(1,229,808)	(6,228,079)
Shares issued upon conversion from Class B	394,760	2,035,044

Net increase (decrease) in shares outstanding	(835,048)	$(4,193,035)

Year ended November 30, 2002:
Shares sold	3,647,321	$20,984,065
Shares reacquired	(5,491,281)	(30,713,036)

Net increase (decrease) in shares outstanding before conversion	(1,843,960)	(9,728,971)
Shares issued upon conversion from Class B	393,999	2,358,057

Net increase (decrease) in shares outstanding	(1,449,961)	$(7,370,914)

Class B
Year ended November 30, 2003:
Shares sold	1,302,197	$6,858,930
Shares reacquired	(2,833,545)	(14,422,362)

Net increase (decrease) in shares outstanding before conversion	(1,531,348)	(7,563,432)
Shares reacquired upon conversion into Class A	(406,096)	(2,035,044)

Net increase (decrease) in shares outstanding	(1,937,444)	$(9,598,476)

Year ended November 30, 2002:
Shares sold	1,853,900	$10,757,432
Shares reacquired	(5,297,807)	(28,312,287)

Net increase (decrease) in shares outstanding before conversion	(3,443,907)	(17,554,855)
Shares reacquired upon conversion into Class A	(402,598)	(2,358,057)

Net increase (decrease) in shares outstanding	(3,846,505)	$(19,912,912)

Jennison Sector Funds, Inc./Jennison Technology Fund	23

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended November 30, 2003:
Shares sold	555,721	$2,939,896
Shares reacquired	(1,336,112)	(6,846,305)

Net increase (decrease) in shares outstanding	(780,391)	$(3,906,409)

Year ended November 30, 2002:
Shares sold	754,925	$4,360,793
Shares reacquired	(2,362,640)	(12,853,626)

Net increase (decrease) in shares outstanding before conversion	(1,607,715)	$(8,492,833)

Class Z
Year ended November 30, 2003:
Shares sold	777,328	$4,678,522
Shares reacquired	(818,051)	(4,381,492)

Net increase (decrease) in shares outstanding	(40,723)	$297,030

Year ended November 30, 2002:
Shares sold	662,655	$3,866,485
Shares reacquired	(969,396)	(5,660,864)

Net increase (decrease) in shares outstanding	(306,741)	$(1,794,379)

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Financial Highlights

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Technology Fund

Financial Highlights

Class A

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.15

Income (loss) from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.68

Total from investment operations	1.59

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of period	$6.74

Total Return(a):	30.87%
Ratios/Supplemental Data:
Net assets, end of period (000)	$51,747
Average net assets (000)	$42,894
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.86%
Expenses, excluding distribution and service (12b-1) fees	1.61%
Net investment loss	(1.59)%
For Class A, B, C and Z shares:
Portfolio turnover rate	188%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Not annualized.

See Notes to Financial Statements.

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Class A

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$7.07	$11.72	$13.44		$10.00

(0.10)	(0.07)	(0.11	)(d)	(0.04	)(d)
(1.82)	(3.36)	(1.53)		3.80

(1.92)	(3.43)	(1.64)		3.76

—	(1.22)	(0.08)		(0.32)

$5.15	$7.07	$11.72		$13.44

(27.16)%	(33.35)%	(12.39)%		37.59%
$43,808	$70,417	$107,924		$65,991
$54,459	$86,366	$137,874		$46,443

1.86%	1.53%	1.08	%(d)	1.47	%(c)(d)
1.61%	1.28%	0.83	%(d)	1.22	%(c)(d)
(1.57)%	(0.85)%	(0.74	)%(d)	(1.00	)%(c)(d)

164%	154%	151%		38	%(f)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	27

Financial Highlights

Cont’d

Class B

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.01

Income (loss) from investment operations:
Net investment loss	(0.13)
Net realized and unrealized gain (loss) on investment transactions	1.64

Total from investment operations	1.51

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of period	$6.52

Total Return(a):	30.14%
Ratios/Supplemental Data:
Net assets, end of period (000)	$92,163
Average net assets (000)	$77,751
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.61%
Net investment loss	(2.35)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Class B

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$6.94	$11.60	$13.40		$10.00

(0.15)	(0.14)	(0.23	)(d)	(0.06	)(d)
(1.78)	(3.30)	(1.49)		3.78

(1.93)	(3.44)	(1.72)		3.72

—	(1.22)	(0.08)		(0.32)

$5.01	$6.94	$11.60		$13.40

(27.81)%	(33.83)%	(13.03)%		37.19%

$80,613	$138,220	$230,357		$155,801
$101,549	$170,790	$306,603		$97,787

2.61%	2.28%	1.83	%(d)	2.22	%(c)(d)
1.61%	1.28%	0.83	%(d)	1.22	%(c)(d)
(2.32)%	(1.59)%	(1.49	)%(d)	(1.75	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	29

Financial Highlights

Cont’d

Class C

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.01

Income (loss) from investment operations:
Net investment loss	(0.13)
Net realized and unrealized gain (loss) on investment transactions	1.64

Total from investment operations	1.51

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of period	$6.52

Total Return(a):	30.14%
Ratios/Supplemental Data:
Net assets, end of period (000)	$32,234
Average net assets (000)	$27,519
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.61%
Expenses, excluding distribution and service (12b-1) fees	1.61%
Net investment loss	(2.35)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class C

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$6.94	$11.60	$13.40		$10.00

(0.15)	(0.14)	(0.23	)(d)	(0.07	)(d)
(1.78)	(3.30)	(1.49)		3.79

(1.93)	(3.44)	(1.72)		3.72

—	(1.22)	(0.08)		(0.32)

$5.01	$6.94	$11.60		$13.40

(27.81)%	(33.83)%	(13.03)%		37.19%

$28,710	$50,876	$83,717		$66,353
$36,790	$63,088	$111,334		$46,510

2.61%	2.28%	1.83	%(d)	2.22	%(c)(d)
1.61%	1.28%	0.83	%(d)	1.22	%(c)(d)
(2.31)%	(1.59)%	(1.49	)%(d)	(1.75	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	31

Financial Highlights

Cont’d

Class Z

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.20

Income (loss) from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.68

Total from investment operations	1.62

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of period	$6.82

Total Return(a):	31.15%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,478
Average net assets (000)	$5,030
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.61%
Net investment loss	(1.28)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class Z

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999

2002	2001	2000

$7.12	$11.76	$13.46		$10.00

(0.08)	(0.05)	(0.08	)(d)	(0.03	)(d)
(1.84)	(3.37)	(1.54)		3.81

(1.92)	(3.42)	(1.62)		3.78

—	(1.22)	(0.08)		(0.32)

$5.20	$7.12	$11.76		$13.46

(26.97)%	(33.14)%	(12.23)%		37.79%

$5,906	$10,274	$16,386		$12,711
$7,193	$12,330	$21,704		$8,743

1.61%	1.28%	0.83	%(d)	1.22	%(c)(d)
1.61%	1.28%	0.83	%(d)	1.22	%(c)(d)
(1.32)%	(0.58)%	(0.49	)%(d)	(0.75	)%(c)(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	33

Report of Independent Auditors

To the Shareholders and Board of Directors of Jennison Sector Funds, Inc.—Jennison Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Sector Funds, Inc.—Jennison Technology Fund, formerly Prudential Sector Funds, Inc.—Prudential Technology Fund, (the “Fund”) at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York January 20, 2004

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Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on July 17, 2003. The meeting was held for the following purpose:

1. To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn*
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	19,903,760	—	248,711	—
Robert E. La Blanc	19,911,195	—	241,276	—
Robert F. Gunia	19,908,515	—	243,956	—
Douglas H. McCorkindale	19,913,122	—	239,349	—
Stephen P. Munn*	19,914,293	—	238,178	—
Richard A. Redeker	19,907,166	—	245,305	—
Judy A. Rice	19,913,592	—	238,879	—
Robin B. Smith	19,907,008	—	245,463	—
Stephen Stoneburn	19,915,146	—	237,325	—
Clay T. Whitehead	19,911,903	—	240,568	—

*Mr.	Munn ceased being a Director effective November 30, 2003.

Jennison Sector Funds, Inc./Jennison Technology Fund	35

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

36	Visit our website at www.jennisondryden.com

Robin B. Smith (64), Director since 19963 Oversees 105 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 108 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 187 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Jennison Sector Funds, Inc./Jennison Technology Fund	37

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison and Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

38	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	24.33%	–15.49%	–6.94% (–7.07)

Class B	25.14	–15.43	–6.72 (–6.85)

Class C	27.85	–14.94	–6.75 (–6.88)

Class Z	31.15	–13.80	–5.61 (–5.74)

Average Annual Total Returns (Without Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	30.87%	–14.03%	–5.85% (–5.98)

Class B	30.14	–14.65	–6.53 (–6.66)

Class C	30.14	–14.65	–6.53 (–6.66)

Class Z	31.15	–13.80	–5.61 (–5.74)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Technology Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Information Technology Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated

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in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Information Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise each index may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of management fees and/or expense subsidization, the Fund’s cumulative and average annual total returns would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Technology Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker• Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•
Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Technology Fund
Share Class	A	B	C	Z

Nasdaq	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Technology Fund
Share Class	A	B	C	Z

Nasdaq	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

MF188E5     IFS-A087281

Jennison Financial Services Fund

Formerly known as Prudential Financial Services Fund

NOVEMBER 30, 2003	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and several of its former brokers and branch managers in Massachusetts. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged disruptive market timing, and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden mutual funds, and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Jennison Sector Funds, Inc./Jennison Financial Services Fund

Jennison Sector Funds, Inc./Jennison Financial Services Fund	1

Your Fund’s Performance

Fund Objective

The investment objective of the Jennison Financial Services Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 11/30/03
	One Year	Three Years	Since Inception[2]
Class A	16.61%	17.93%	31.14% (30.92)

Class B	15.73	15.33	26.86 (26.64)

Class C	15.73	15.33	26.86 (26.64)

Class Z	17.02	18.85	32.63 (32.41)

S&P SC 1500 Index[3]	16.65	–11.96	–12.93

S&P SC Financials Index[4]	19.27	9.37	15.27

Lipper Financial Services Funds Avg.[5]	22.58	25.85	34.14

Average Annual Total Returns[1] as of 12/31/03
	One Year	Three Years	Since Inception[2]
Class A	23.09%	1.68%	6.10% (6.06)

Class B	23.64	1.72	6.34 (6.30)

Class C	26.36	2.32	6.28 (6.24)

Class Z	29.94	3.70	7.58 (7.54)

S&P SC 1500 Index[3]	29.59	–3.05	–2.01

S&P SC Financials Index[4]	31.44	1.40	4.25

Lipper Financial Services Funds Avg.[5]	33.10	5.10	7.10

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC, Lipper Inc., and Factset. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Fund’s cumulative and average annual total returns would have been lower, as indicated in parentheses. 2Inception date: 6/30/99. 3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks

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contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed. 4The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. 5The Lipper Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Financials Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/03
Citigroup, Inc., Diversified Financial Services	13.6%

Bank of America Corp., Commercial Banks	7.1

American International Group, Inc. (AIG), Insurance	5.5

State Street Corp., Capital Markets	5.2

Merrill Lynch & Co., Inc., Capital Markets	5.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/03
Capital Markets	27.9%

Commercial Banks	19.0

Consumer Finance	14.3

Diversified Financial Services	13.5

Thrifts & Mortgage Finance	11.2

Industry weightings are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Overview

2003 was a very strong year in terms of the absolute returns for the Fund. It was also an eventful period as at mid-year, Jennison Associates assumed responsibility for active management of the entire Fund rather than half of the Fund’s portfolio, as had been the case previously. In 2003, small-capitalization stock returns were significantly higher than large-capitalization returns; this is important because the Fund is currently positioned primarily in large-capitalization stocks where we expect to maintain a focus. Because of the inclusion of smaller-capitalization stocks in the Fund’s benchmark index, we lagged the S&P SC Financials Index. Similarly, we lagged the Lipper Financial Services Funds peer group average, whose extraordinarily high returns also indicate a greater exposure to the small-capitalization stocks. Although our performance trailed some other financial services funds, we are quite proud of the strong results we were able to provide our shareholders.

We have been positioned all year to provide exposure to a rising U.S. and global economy. We have seen increasing recent evidence that this has been the correct tactic as the level of economic activity and corporate profitability has continued to exceed expectations. Real U.S. gross domestic product (GDP) growth for the third quarter of 2003 was revised upward to 8.2%, which surpassed even the most optimistic estimates. The boost to GDP occurred largely because companies did not reduce inventories as aggressively as previously thought in the face of surging demand. Real final sales growth and business spending remained particularly strong. When the equity markets started their significant move in the second quarter of the year, we reduced our exposure to brokerage stocks, taking profits on robust price appreciation as valuations became expensive.

At the beginning of the fiscal year we were optimistic about the outlook for the insurance industry. The rebound in the insurance industry following the September 11 terrorist attacks played out as we expected: first, on increased demand for insurance and re-insurance coverage; second, on tighter terms and conditions; and last, on less capacity available resulting in higher prices. We remained favorably disposed toward the property/casualty insurers, having previously taken profits in them, and were again overweight in that industry. As the year progressed and industry pricing decelerated (as is typical in cyclical industries), we took profits in Everest Re, one of our top performers, and by early summer we had exited, redeploying capital into the more cyclical security processors, such as clearinghouses and credit card stocks.

Brokers were strong

As we mentioned above, our performance was helped greatly by our exposure to the more cyclical industries in the financials sector as many firms reported earnings well

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above expectations. Among these cyclically sensitive companies were brokerage firms, which included Citigroup, J.P. Morgan Chase, and Merrill Lynch. Merrill Lynch reported second quarter earnings substantially above expectations resulting from strong revenues from its bond trading activities and, coupled with the ongoing effects of the multi-year cost-cutting program at the firm, its largest pretax profit margin in 25 years. Citigroup, the world’s largest financial services company, continued to perform well following its CEO’s recent upbeat comments on a strengthening U.S. economy and increasing consumer confidence. The company reported quarterly profits that were in line with consensus expectations, based largely on continued strength in its credit cards business. Succession issues surrounding the retirement of CEO Sanford Weill have also been handled well by the company, whose new management team, with historical roots in the company, is respected by the investor community. Investing in Citigroup gives us exposure to both rebounding capital markets and improving global economics. J.P. Morgan Chase performed very well as it beat expectations on the strength of trading, mortgage lending, and good cost containment. Goldman Sachs and Lehman Brothers were also top performers for the Fund.

Mortgages performed well

Mortgage companies, such as Countrywide Financial, a top performer, continued to benefit throughout the year from the favorable interest-rate environment that spurred high levels of refinancing. Recently, Countrywide’s CEO increased guidance for full-year earnings above the top end of the range previously expected by Wall Street. This news, in addition to an ambitious targeted increase in market share and strong economic numbers, resulted in substantial stock price appreciation. Another top performer was Redwood Trust, a real estate investment trust specializing in quality, jumbo-size residential mortgages. Redwood has been a stellar performer for us, following the declaration of its regular dividend with the declaration of a special dividend ($4.75/share) and the announcement of an increase in next year’s dividend. We believe the company may be in a position to pay a similar special dividend next year.

Freddie Mac shocked the market

Among our poorest performers was Freddie Mac, the second largest purchaser of U.S. mortgages. The stock performed poorly on news of the ouster of the company’s top three executives following the announcement that the company’s president had altered personal notes given to federal regulators. In January of this year, Freddie Mac had informed the Securities and Exchange Commission that a restatement of earnings would be necessary because of accounting fraud. Subsequent calls for additional oversight and regulation have pressured Freddie Mac’s stock prices, as future growth rates are being questioned in the event that additional capital requirements become necessary.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	5

MBNA, AIG hurt performance

The largest drag on Fund performance came from MBNA, the credit card issuer. A poor market environment, coupled with weak economic conditions, continued to impact the consumer, which showed up in rising loan losses for MBNA. The company also announced that it expected the trend to persist until the latter half of 2003, and this news hurt the stock price. Reserve charges were also an insurance industry phenomenon, and American International Group (AIG), which performed poorly, was not immune as the company announced a reserve charge (the first since 1984) when it reported its fourth quarter 2002 earnings. Although investor reaction to these developments was negative, revenue growth was very strong. Later in the year, AIG reported quarterly earnings that were slightly above expectations, and increased its dividend, citing the decrease in the new dividend tax rate. AIG continues to enjoy a good fundamental business environment in which the effects of property and casualty premium increases are showing up, and further increases are anticipated. We believe that the recent price softness of AIG’s stock is due to the fact that it is a large and complex company, and large and complex companies currently remain out of favor. Based on our research, we remain confident in AIG’s prospects.

Outlook

We anticipate continued economic strength and remain moderately overweight in capital market-related stocks. Despite the strong economic numbers we have seen, we remain underweight in commercial banks because recent economic growth has not resulted in loan growth. Without loan growth and facing a flatter yield curve, we believe the banks will have a difficult time meeting their earnings estimates. Though still overweight in the area, we have also reduced our exposure to brokerage stocks because of high valuations, and made opportunistic purchases of several companies we feel can beat earnings estimates under various economic scenarios. Finally, we remain overweight in securities processors, another cyclical industry, so that we should be positioned more “offensively” as the economy strengthens.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/03.

13.6%	Citigroup Inc./Diversified Financial Services

Citigroup provides diverse financial services to retail and corporate clients. These services include consumer, investment, and corporate banking.

7.1%	Bank of America Corp./Commercial Banks

Bank of America provides banking and other financial services to domestic and international retail and corporate clients.

5.5%	American International Group, Inc. (AIG)/Insurance

AIG provides its insurance and insurance-related services globally. The company offers property and casualty insurance, life insurance, and financial services.

5.2%	State Street Corp./Capital Markets

State Street is a global financial asset manager and provides services to institutional investors. These services include security processing, custodial, and accounting functions.

5.0%	Merrill Lynch & Co., Inc./Capital Markets

Merrill Lynch provides diverse financial services on a global basis. These services include securities brokerage, trading and underwriting, and investment banking.

Holdings are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	7

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Financial Statements

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Financial Services Fund

Portfolio Of Investments

As of November 30, 2003

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS

Capital Markets 27.9%

54,100	Bank of New York Co., Inc.	$1,659,788
48,500	Eaton Vance Corp.	1,762,975
35,800	Goldman Sachs Group, Inc.	3,439,664
100,710	J.P. Morgan Chase & Co.	3,561,106
73,000	Lehman Brothers Holdings, Inc.	5,271,330
113,100	Mellon Financial Corp.	3,257,280
115,100	Merrill Lynch & Co., Inc.	6,531,925
35,700	Morgan Stanley	1,973,496
51,400	National Financial Partners Corp.(a)	1,300,420
133,600	State Street Corp.	6,808,256
60,800	W.P. Stewart & Co. Ltd.	1,260,384

		36,826,624

Commercial Banks 19.0%

124,600	Bank of America Corp.	9,398,578
31,800	Bank of the Ozarks, Inc.	1,348,320
214,347	U.S. Bancorp	5,939,555
59,600	Wachovia Corp.	2,726,700
97,400	Wells Fargo & Co.	5,583,942

		24,997,095

Consumer Finance 14.3%

119,900	American Express Co.	5,480,629
44,300	Capital One Financial Corp.	2,645,596
217,950	MBNA Corp.	5,344,134
143,000	SLM Corp.	5,309,590

		18,779,949

Diversified Financial Services 13.5%

380,280	Citigroup, Inc.	17,888,371

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Insurance 11.2%

48,300	Ambac Financial Group, Inc.	$3,320,625
125,604	American International Group, Inc.	7,278,752
44,700	Marsh & McLennan Cos, Inc.	1,986,468
28,800	Navigators Group, Inc.(a)	916,128
20,100	StanCorp Financial Group, Inc.	1,257,456

		14,759,429

Real Estate Investment Trust 2.8%

70,200	Redwood Trust, Inc.	3,722,004

Thrifts & Mortgage Finance 11.2%

40,900	Countrywide Financial, Inc.	4,319,040
57,000	Fannie Mae	3,990,000
79,800	Freddie Mac	4,342,716
43,100	Radian Group, Inc.	2,126,985

		14,778,741

	Total long-term investments (cost $ 116,708,946)	131,752,213

Principal Amount (000)
SHORT-TERM INVESTMENTS 0.5%

U.S. Treasury Security 0.1%

$105	United States Treasury Bill 0.91%, 12/26/03	104,899
Shares

Mutual Fund 0.4%

510,314	Dryden Core Investment Fund—Taxable Money Market Series (Note 3)	510,314

	Total short-term investments (cost $615,248)	615,213

	Total Investments 100.4% (cost $117,324,194; Note 5)	132,367,426
	Liabilities in excess of other assets (0.4%)	(560,790)

	Net Assets 100%	$131,806,636

(a)	Non-income producing security.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	11

Statement of Assets and Liabilities

as of November 30, 2003

Assets

Investments, at value (cost $117,324,194)	$132,367,426
Cash	9,929
Receivable for investments sold	1,393,295
Dividends and interest receivable	426,683
Receivable for Fund shares sold	117,333
Prepaid expenses	2,032

Total assets	134,316,698

Liabilities

Payable for investments purchased	1,715,880
Payable for Fund shares reacquired	434,332
Accrued expenses	191,409
Distribution fee payable	86,580
Management fee payable	81,861

Total liabilities	2,510,062

Net Assets	$131,806,636

Net assets were comprised of:
Common stock, at par	$113,088
Paid-in capital in excess of par	116,390,505

116,503,593
Undistributed net investment income	208,161
Accumulated net realized gain on investments	51,650
Net unrealized appreciation on investments	15,043,232

Net assets November 30, 2003	$131,806,636

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($27,091,614 ÷ 2,280,201 shares of common stock issued and outstanding)	$11.88
Maximum sales charge (5% of offering price)	0.63

Maximum offering price to public	$12.51

Class B

Net asset value, offering price and redemption price per share ($68,887,501 ÷ 5,952,942 shares of common stock issued and outstanding)	$11.57

Class C

Net asset value and redemption price per share ($28,820,029 ÷ 2,490,540 shares of common stock issued and outstanding)	$11.57
Sales charge (1% of offering price)	0.12

Offering price to public	$11.69

Class Z

Net asset value, offering price and redemption price per share ($7,007,492 ÷ 585,083 shares of common stock issued and outstanding)	$11.98

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	13

Statement of Operations

Year Ended November 30, 2003

Net Investment Income

Income
Dividends	$2,906,568
Interest	5,775

Total income	2,912,343

Expenses
Management fee	948,613
Distribution fee—Class A	64,010
Distribution fee—Class B	658,232
Distribution fee—Class C	282,037
Transfer agent’s fees and expenses	373,000
Custodian’s fees and expenses	161,000
Reports to shareholders	88,000
Registration fees	29,000
Audit fee	28,000
Legal fees and expenses	15,000
Directors’ fees	12,000
Miscellaneous	10,645

Total expenses	2,669,537

Net investment income	242,806

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	2,381,339
Foreign currency transactions	(34,645)
Short sale transactions	(289,713)

2,056,981

Net change in unrealized appreciation on:
Investments	15,926,338
Short sales	18,413

15,944,751

Net gain on investments	18,001,732

Net Increase In Net Assets Resulting From Operations	$18,244,538

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income (loss)	$242,806	$(419,831)
Net realized gain on investment transactions and foreign currency transactions	2,056,981	5,516,723
Net change in unrealized appreciation (depreciation) on investments	15,944,751	(17,767,137)

Net increase (decrease) in net assets resulting from operations	18,244,538	(12,670,245)

Distributions from net realized gains
Class A	(965,773)	(1,887,893)
Class B	(2,557,104)	(4,798,048)
Class C	(1,125,638)	(2,274,888)
Class Z	(283,870)	(685,829)

	(4,932,385)	(9,646,658)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	11,411,328	20,518,942
Net asset value of shares issued in reinvestment of dividends and distributions	4,656,555	9,099,463
Cost of shares reacquired	(33,857,702)	(57,220,030)

Net decrease in net assets from Fund share transactions	(17,789,819)	(27,601,625)

Total decrease	(4,477,666)	(49,918,528)

Net Assets

Beginning of year	136,284,302	186,202,830

End of year(a)	$131,806,636	$136,284,302

(a) Includes undistributed net investment income of:	$208,161	$—

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	15

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), formerly known as Prudential Sector Funds, Inc., is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four portfolios: Jennison Health Sciences Fund, formerly known as Prudential Health Sciences Fund, Jennison Technology Fund, formerly known as Prudential Technology Fund, Jennison Utility Fund, formerly known as Prudential Utility Fund, and Jennison Financial Services Fund (the “Fund”), formerly known as Prudential Financial Services Fund. These financial statements relate to Jennison Financial Services Fund. The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and has an investment objective of long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the financial services group of industries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

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Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchased and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

Jennison Sector Funds, Inc./Jennison Financial Services Fund	17

Notes to Financial Statements

Cont’d

factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales transaction.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Effective June 12, 2003, Jennison replaced Prudential Investment Management, Inc. (“PIM”) as subadvisor and manages 100% of the assets. Prior to June 12, 2003, PI had subadvisory agreements with Jennison and PIM, with each managing 50% of assets of the Fund.

The management fee paid to PI is computed daily and payable monthly at an annual rate of ..75 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by

Jennison Sector Funds, Inc./Jennison Financial Services Fund	19

Notes to Financial Statements

Cont’d

PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2003, PIMS contractually agreed to limit such fees to .25 of 1% of the average net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $28,600 and $10,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2003, it received approximately $200,900 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, Jennison, PIM, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2003.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During

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the year ended November 30, 2003, the Fund incurred fees of approximately $280,600 for the services of PMFS. As of November 30, 2003, approximately $21,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $56,600 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $53,300 for the year ended November 30, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of November 30, 2003 approximately $4,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “portfolio”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2003, the Fund earned income of approximately $42,800, from the portfolio by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2003, were $114,001,452 and $130,711,834 respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain or loss on investments. For the year ended November 30, 2003, the adjustments were to decrease net investment income and increase accumulated net

Jennison Sector Funds, Inc./Jennison Financial Services Fund	21

Notes to Financial Statements

Cont’d

realized gain on investment by $34,645, due to the net loss on foreign currency transactions. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended November 30, 2003, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $4,932,385 of long-term capital gains.

For the year ended November 30, 2002, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $9,646,658 of long-term capital gains.

As of November 30, 2003, the accumulated undistributed earnings on a tax basis was $409,482 of ordinary income and $402,580 of long-term capital gains. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to the deferral of wash sale losses.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$117,876,445	$16,026,971	$1,535,990	$14,490,981

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also

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available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

As of November 30, 2003, Prudential owned 10 shares of each Class A, Class B, Class C and Class Z shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2003:
Shares sold	248,428	$2,642,024
Shares issued in reinvestment of distributions	91,564	909,860
Shares reacquired	(722,479)	(7,525,072)

Net increase (decrease) in shares outstanding before conversion	(382,487)	(3,973,188)
Shares issued upon conversion from Class B	101,820	1,048,346

Net increase (decrease) in shares outstanding	(280,667)	$(2,924,842)

Year ended November 30, 2002:
Shares sold	516,065	$5,806,906
Shares issued in reinvestment of distributions	154,706	1,766,637
Shares reacquired	(1,273,648)	(13,798,464)

Net increase (decrease) in shares outstanding before conversion	(602,877)	(6,224,921)
Shares issued upon conversion from Class B	90,209	1,009,270

Net increase (decrease) in shares outstanding	(512,668)	$(5,215,651)

Class B
Year ended November 30, 2003:
Shares sold	352,157	$3,663,125
Shares issued in reinvestment of distributions	245,226	2,389,308
Shares reacquired	(1,292,814)	(13,106,341)

Net increase (decrease) in shares outstanding before conversion	(695,431)	(7,053,908)
Shares issued upon conversion into Class A	(104,073)	(1,048,346)

Net increase (decrease) in shares outstanding	(799,504)	$(8,102,254)

Year ended November 30, 2002:
Shares sold	715,096	$8,010,694
Shares issued in reinvestment of distributions	395,230	4,462,146
Shares reacquired	(2,057,049)	(21,796,935)

Net increase (decrease) in shares outstanding before conversion	(946,723)	(9,324,095)
Shares issued upon conversion into Class A	(91,415)	(1,009,270)

Net increase (decrease) in shares outstanding	(1,038,138)	$(10,333,365)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	23

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended November 30, 2003:
Shares sold	171,268	$1,790,908
Shares issued in reinvestment of distributions	111,301	1,084,292
Shares reacquired	(770,626)	(7,816,222)

Net increase (decrease) in shares outstanding	(488,057)	$(4,941,022)

Year ended November 30, 2002:
Shares sold	264,575	$2,949,041
Shares issued in reinvestment of distributions	194,820	2,198,617
Shares reacquired	(1,221,099)	(13,170,324)

Net increase (decrease) in shares outstanding	(761,704)	$(8,022,666)

Class Z
Year ended November 30, 2003:
Shares sold	309,386	$3,315,271
Shares issued in reinvestment of distributions	27,349	273,095
Shares reacquired	(516,412)	(5,410,067)

Net increase (decrease) in shares outstanding	(179,677)	$(1,821,701)

Year ended November 30, 2002:
Shares sold	338,058	$3,752,301
Shares issued in reinvestment of distributions	58,722	672,063
Shares reacquired	(767,927)	(8,454,307)

Net increase (decrease) in shares outstanding	(371,147)	$(4,029,943)

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Financial Highlights

NOVEMBER 30, 2003	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Financial Services Fund

Financial Highlights

Class A
Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.58

Income/loss from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment transactions	1.60

Total from investment operations	1.68

Less distributions
Dividends from net investment income	—
Distributions from net realized gains	(.38)

Total distributions	(.38)

Net asset value, end of period	$11.88

Total Return(a):	16.61%
Ratios/Supplemental Data:
Net assets, end of period (000)	$27,092
Average net assets (000)	$25,604
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(g)	1.57%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	.74%
For Class A, B, C, and Z shares:
Portfolio turnover rate	93%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Less than $.005 per share.
(c)	Commencement of investment operations.
(d)	Annualized.
(e)	Based on average shares outstanding during the year.
(f)	Net of management fee waiver.
(g)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(h)	Portfolio turnover for periods less than one full year are not annualized.

See Notes to Financial Statements.

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Class A

Year Ended November 30,				June 30, 1999(c) Through November 30,

2002	2001(e)	2000(e)		1999

$11.92	$11.11	$9.36		$10.00

.04	.05	.08		—	(b)
(.76)	.86	1.67		(.64)

(.72)	.91	1.75		(.64)

—	(.10)	—		—
(.62)	—	—		—

(.62)	(.10)	—		—

$10.58	$11.92	$11.11		$9.36

(6.42)%	8.06%	18.80%		(6.40)%

$27,084	$36,622	$28,801		$22,050
$32,778	$36,447	$22,614		$21,235

1.50%	1.45%	1.33	%(f)	1.58	%(d)(f)
1.25%	1.20%	1.08	%(f)	1.33	%(d)(f)
.28%	.44%	.83	%(f)	.09	%(d)(f)

65%	81%	85%		39	%(h)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	27

Financial Highlights

Cont’d

Class B

Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.39

Income/loss from investment operations:
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	1.56

Total from investment operations	1.56

Less distributions
Distributions from net realized gains	(.38)

Net asset value, end of period	$11.57

Total Return(a):	15.73%
Ratios/Supplemental Data:
Net assets, end of period (000)	$68,888
Average net assets (000)	$65,823
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	(.01)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Less than $.005 per share.
(c)	Commencement of investment operations.
(d)	Annualized.
(e)	Based on average shares outstanding during the year.
(f)	Net of management fee waiver.

See Notes to Financial Statements.

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Class B

Year Ended November 30,				June 30, 1999(c) Through November 30, 1999
2002	2001(e)	2000(e)

$11.80	$11.00	$9.33		$10.00

(.06)	(.04)	.01		(.02)
(.73)	.84	1.66		(.65)

(.79)	.80	1.67		(.67)

(.62)	—	—		—

$10.39	$11.80	$11.00		$9.33

(7.11)%	7.27%	17.90%		(6.70)%

$70,132	$91,892	$78,182		$50,252
$83,029	$92,775	$59,442		$44,194

2.25%	2.20%	2.08	%(d)	2.33	%(d)(f)
1.25%	1.20%	1.08	%(d)	1.33	%(d)(f)
(.47)%	(.31)%	.09	%(d)	(.69	)%(d)(f)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	29

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.39

Income/loss from investment operations:
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	1.56

Total from investment operations	1.56

Less distributions
Distributions from net realized gains	(.38)

Net asset value, end of period	$11.57

Total Return(a):	15.73%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,820
Average net assets (000)	$28,204
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	(.02)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b)	Less than $.005 per share.
(c)	Commencement of investment operations.
(d)	Annualized.
(e)	Based on average shares outstanding during the year.
(f)	Net of management fee waiver.

See Notes to Financial Statements.

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Class C

Year Ended November 30,				June 30, 1999(c) Through November 30, 1999
2002	2001(e)	2000(e)

$11.80	$11.00	$9.33		$10.00

(.06)	(.04)	.01		(.02)
(.73)	.84	1.66		(.65)

(.79)	.80	1.67		(.67)

(.62)	—	—		—

$10.39	$11.80	$11.00		$9.33

(7.11)%	7.27%	17.90%		(6.70)%

$30,937	$44,119	$41,011		$26,939
$38,005	$46,601	$30,639		$25,325

2.25%	2.20%	2.08	%(f)	2.33	%(d)(f)
1.25%	1.20%	1.08	%(f)	1.33	%(d)(f)
(.47)%	(.30)%	.09	%(f)	(.66	)%(d)(f)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	31

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.63

Income/loss from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment transactions	1.62

Total from investment operations	1.73

Less distributions
Dividends from net investment income	—
Distributions from net realized gains	(.38)

Total distributions	(.38)

Net asset value, end of period	$11.98

Total Return(a):	17.02%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,007
Average net assets (000)	$6,851
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	.98%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends distributions. Total return for periods less than one full year are not annualized.
(b)	Commencement of investment operations.
(c)	Annualized.
(d)	Based on average shares outstanding during the year.
(e)	Net of management fee waiver.

See Notes to Financial Statements.

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Class Z

Year Ended November 30,				June 30, 1999(b) Through November 30, 1999
2002	2001(d)	2000(d)

$11.95	$11.15	$9.36		$10.00

.08	.08	0.11		0.01
(.78)	.86	1.68		(0.65)

(.70)	.94	1.79		(0.64)

—	(.14)	—		—
(.62)	—	—		—

(.62)	(.14)	—		—

$10.63	$11.95	$11.15		$9.36

(6.22)%	8.30%	19.10%		(6.40)%

$8,131	$13,570	$9,753		$4,941
$11,031	$12,855	$5,913		$4,972

1.25%	1.20%	1.08	%(e)	1.33	%(c)(e)
1.25%	1.20%	1.08	%(e)	1.33	%(c)(e)
.52%	.70%	1.13	%(e)	.35	%(c)(e)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	33

Report of Independent Auditors

To the Shareholders and Board of Directors of

Jennison Sector Funds, Inc.—Jennison Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Sector Funds, Inc.—Jennison Financial Services Fund (the “Fund”), formerly Prudential Sector Funds, Inc.—Prudential Financial Services Fund, at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 20, 2004

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2003) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions for Class A, B, C, and Z shares of $.04 per share long-term capital gains which are taxable as such.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2003.

The amounts that will be reported on such form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended November 30, 2003.

The Fund intends to designate the maximum amount of dividends for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	35

Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on July 17, 2003. The meeting was held for the following purpose:

1. To approve the election of ten (10) directors to the Board of Directors, as follows:

•	David E.A. Carson
•	Robert E. La Blanc
•	Robert F. Gunia
•	Douglas H. McCorkindale
•	Stephen P. Munn*
•	Richard A. Redeker
•	Judy A. Rice
•	Robin B. Smith
•	Stephen Stoneburn
•	Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	9,265,991	—	132,140	—
Robert E. La Blanc	9,272,390	—	125,741	—
Robert F. Gunia	9,277,299	—	120,832	—
Douglas H. McCorkindale	9,277,299	—	120,832	—
Stephen P. Munn*	9,277,199	—	120,932	—
Richard A. Redeker	9,276,200	—	121,931	—
Judy A. Rice	9,277,071	—	121,060	—
Robin B. Smith	9,276,907	—	121,224	—
Stephen Stoneburn	9,277,199	—	120,932	—
Clay T. Whitehead	9,277,299	—	120,832	—

*Mr.	Munn ceased being a director effective November 30, 2003.

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	37

Robin B. Smith (64), Director since 19963 Oversees 105 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 103 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 108 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 187 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Jennison Associates LLC or Jennison and Prudential Investment Management Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	39

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	10.78%	3.86%	5.10% (5.06)

Class B	10.73	3.95	5.34 (5.30)

Class C	13.59	4.52	5.29 (5.25)

Class Z	17.02	5.92	6.60 (6.56)

Average Annual Total Returns (Without Sales Charges) as of 11/30/03
	One Year	Three Years	Since Inception
Class A	16.61%	5.65%	6.32% (6.28)

Class B	15.73	4.87	5.53 (5.49)

Class C	15.73	4.87	5.53 (5.49)

Class Z	17.02	5.92	6.60 (6.56)

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

The graph compares a $10,000 investment in the Jennison Financial Services Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following

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paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of management fees and/or expense subsidization, the Fund’s cumulative and average annual total returns would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Financial Services Fund
Share Class	A	B	C	Z

Nasdaq	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Financial Services Fund
Share Class	A	B	C	Z

Nasdaq	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    IFS-A087197

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – Not required in this filing

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jennison Sector Funds, Inc.

By (Signature and Title)*	/s/ Marguerite E. H. Morrison
Marguerite E. H. Morrison Assistant Secretary

Date	January 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice President and Principal Executive Officer

Date	January 21, 2004

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres Treasurer and Principal Financial Officer

Date	January 21, 2004

* Print the name and title of each signing officer under his or her signature.